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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

COHEN & COMPANY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT DATED APRIL 16, 2019—SUBJECT TO COMPLETION

INFORMATION ABOUT THE ANNUAL MEETING

                        , 2019

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Cohen & Company Inc. (formerly Institutional Financial Markets, Inc.), which will be held on June 12, 2019, at 10:00 a.m., local time, at our New York office located at 3 Columbus Circle, 24th Floor, New York, New York 10019.

        We are pleased to furnish our proxy materials to most of our stockholders over the Internet. We believe that this e-proxy process expedites stockholders' receipt of our proxy materials and reduces the costs and environmental impact of our annual meeting. Only stockholders who directly owned shares of our common stock and/or our Series E Voting Non-Convertible Preferred Stock (also known as "record holders") as of the close of business on April 18, 2019, the record date for the annual meeting, will receive paper copies of our proxy materials. On or about                         , 2019, we will have mailed to our record holders our proxy materials and, to all of our other stockholders, a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2019 proxy statement and annual report and vote online. For those stockholders that only receive a Notice of Internet Availability of Proxy Materials, the Notice contains instructions on how you can receive a paper copy of the proxy statement and annual report.

        The attached proxy statement, with the accompanying formal notice of the meeting, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matters described in the proxy statement.

        Your vote is very important. You may vote your shares of common stock and/or Series E Voting Non-Convertible Preferred Stock via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained in our proxy materials. If you attend the meeting in person, you may continue to have your shares of common stock and/or Series E Voting Non-Convertible Preferred Stock voted as instructed in your proxy or you may withdraw your proxy and vote your shares of common stock and/or Series E Voting Non-Convertible Preferred Stock at the meeting in person. We look forward to seeing you at the meeting.

        On behalf of our management team and our Board of Directors, I would like to express our appreciation for your continued support of Cohen & Company Inc.

Sincerely,

Daniel G. Cohen
 Chairman

ELECTRONIC AND TELEPHONE PROXY AUTHORIZATION

        Cohen & Company Inc.'s stockholders of record on the close of business on April 18, 2019, the record date for the 2019 Annual Meeting of Stockholders, may authorize their proxies to vote their shares by telephone or Internet by following the instructions in Cohen & Company Inc.'s proxy materials. If you have any questions regarding how to authorize your proxy by telephone or Internet, please call Cohen & Company Inc. Investor Relations at (215) 701-8952.

PRELIMINARY PROXY STATEMENT DATED APRIL 16, 2019—SUBJECT TO COMPLETION

COHEN & COMPANY INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Cohen & Company Inc.:

        Notice is hereby given that the annual meeting of stockholders of Cohen & Company Inc. (formerly Institutional Financial Markets, Inc.), a Maryland corporation, will be held on June 12, 2019, at 10:00 a.m., local time, at the Company's office located at 3 Columbus Circle, 24th Floor, New York, New York 10019, to consider and vote on the following matters:

  1.
  To elect five directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or retirement;

  2.
  To approve the potential issuance of shares of the Company's common stock, par value $0.01 per share ("common stock"), pursuant to the Convertible Senior Promissory Note, dated August 28, 2015, issued by the Company to the Edward E. Cohen IRA in the aggregate principal amount of $4,385,628, as amended by Amendment No. 1 to Convertible Senior Promissory Note, dated September 25, 2018, in accordance with Section 713(a) of the NYSE American Company Guide;

  3.
  To approve the potential issuance of shares of common stock pursuant to the Convertible Senior Promissory Note, dated September 25, 2013, issued by the Company to the EBC 2013 Family Trust in the aggregate principal amount of $2,400,000, as amended by Amendment No. 1 to Convertible Senior Promissory Note, dated September 25, 2018, in accordance with Section 713(a) of the NYSE American Company Guide;

  4.
  To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement;

  5.
  To vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company;

  6.
  To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019; and

  7.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Our Board of Directors has fixed the close of business on April 18, 2019 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting, and at any adjournments or postponements thereof. Only stockholders of record of our common stock and our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share, at the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof.

        The Board has a contractual obligation to recommend to the Company's stockholders the election of Daniel G. Cohen, the current Chairman of the Board, at the Company's 2019 Annual Meeting of Stockholders, as further described in the section entitled "Rights of Certain Stockholders to Nominate Directors" under Proposal One—Election of Directors.

        Your vote is very important. Accordingly, you are asked to vote, whether or not you plan to attend the annual meeting. You may vote: (1) by telephone, by calling the toll-free number as instructed in our proxy materials, (2) by using the Internet, as instructed in our proxy materials, (3) by mail (if you received your proxy materials by mail), by marking, signing, dating and returning the attached proxy card in the postage-paid envelope that we have provided, or (4) by attending the annual meeting in person. For specific instructions on voting, please refer to our proxy materials or the information forwarded to your broker, bank or other holder of record. Any stockholder of our company attending the annual meeting may vote in person even if he or she has previously voted using the telephone, the Internet or a proxy card. If you plan to attend the annual meeting to vote in person and your shares are registered with our transfer agent, Computershare, in the name of a broker, bank or other nominee, you must obtain a proxy issued in your name from such broker, bank or other nominee.

By Order of the Board of Directors,

Rachael Fink
 Secretary

                        , 2019
Philadelphia, Pennsylvania

 ATTENDANCE AT ANNUAL MEETING—ADMISSION POLICY AND PROCEDURES

        The 2019 Annual Meeting of Stockholders (the "meeting") of Cohen & Company Inc. (the "Company") will begin promptly at 10:00 a.m., local time, on June 12, 2019 at the Company's office located at 3 Columbus Circle, 24th Floor, New York, New York 10019. All attendees must present a valid photo identification to be admitted to the meeting. Cameras (including cellular phones or personal digital assistants (PDAs) with photographic capabilities), recording devices and other electronic devices, and the use of cellular phones or PDAs, will not be permitted at the meeting. Representatives of the Company will be at the entrance to the meeting and these representatives will have the authority, on the Company's behalf, to determine whether the admission policy and procedures have been followed and whether you will be granted admission to the meeting.

Admission Policy

        Attendance at the meeting is limited to:

  (A)
  Stockholders of record ("record holders") on the close of business on April 18, 2019, the record date for the meeting (the "record date"), or authorized representatives of entities who are record holders. Authorized representatives of entities who are record holders must present a letter from the entity certifying to their status as an authorized representative;

  (B)
  Stockholders whose shares are held for them by banks, brokerages or other intermediaries ("beneficial holders"). Beneficial holders must present evidence of their ownership, such as a letter from the bank, broker or other intermediary confirming ownership, or the relevant portion of a bank or brokerage firm account statement; and

  (C)
  Authorized representatives of entities who are beneficial holders. In addition to any evidence required under paragraph (B) above, authorized representatives must present: (1) a letter from the record holder certifying to the beneficial ownership of the entity they represent, and (2) a letter from the entity certifying to their status as an authorized representative.

ATTENDANCE AT ANNUAL MEETING—ADMISSION POLICY AND PROCEDURES
PROPOSAL ONE—ELECTION OF DIRECTORS	6
INFORMATION REGARDING THE POTENTIAL ISSUANCES OF COMMON STOCK PURSUANT TO THE CONVERTIBLE SENIOR PROMISSORY NOTES	10
PROPOSAL TWO—APPROVAL OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE COHEN IRA NOTE, IN ACCORDANCE WITH SECTION 713(A) OF THE NYSE AMERICAN COMPANY GUIDE	14
PROPOSAL THREE—APPROVAL OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE EBC NOTE, IN ACCORDANCE WITH SECTION 713(A) OF THE NYSE AMERICAN COMPANY GUIDE	15
PROPOSAL FOUR—APPROVAL, ON AN ADVISORY BASIS, OF COMPENSATION OF THE NAMED EXECUTIVE OFFICERS	16
EXECUTIVE COMPENSATION	17
COMPENSATION OF DIRECTORS	28
PROPOSAL FIVE—APPROVAL, ON AN ADVISORY BASIS, OF FREQUENCY OF VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS	29
PROPOSAL SIX—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
PRINCIPAL ACCOUNTING FIRM FEES	31
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	32
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	34
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	37
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION	38
MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS	42
EXECUTIVE OFFICERS	44
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	45
OTHER MATTERS	50
STOCKHOLDER PROPOSALS	51
ANNUAL REPORT ON FORM 10-K	52
WHERE YOU CAN FIND MORE INFORMATION	53

i

COHEN & COMPANY INC.
Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2019
INFORMATION ABOUT THE ANNUAL MEETING

Introduction

Why You Have Received This Proxy Statement

        You have received these proxy materials because the Board of Directors (the "Board" or the "Board of Directors") of Cohen & Company Inc., a Maryland corporation (the "Company"), is soliciting your proxy to vote your shares at the Company's 2019 Annual Meeting of Stockholders, or the meeting, to be held on June 12, 2019 at 10:00 a.m., local time, at the Company's office located at 3 Columbus Circle, 24th Floor, New York, New York 10019, or at any postponement or adjournment of the meeting. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares. On or about        , 2019, paper copies of our proxy materials will have been mailed to our stockholders who directly own shares of our common stock (known as "record holders") as of the close of business on April 18, 2019. In addition, on or about        , 2019, the Notice of Internet Availability of Proxy Materials (the "Notice"), containing instructions on how to access this proxy statement and our annual report and how to vote over the Internet will have been mailed to all of our other stockholders as of the close of business on April 18, 2019.

Notice of Electronic Availability of Proxy Statement and Annual Report

        As permitted by SEC rules, the Company is making this proxy statement and its annual report available to its stockholders electronically via the Internet. On or about        , 2019, we will have mailed to our stockholders (other than record holders) the Notice, which contains instructions on how to access this proxy statement and our annual report and vote online. If you received the Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report over the Internet. The Notice also instructs you on how you may submit your proxy over the Internet. If you received the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Notice.

Who May Vote

        Only holders of record of shares of our common stock, par value $0.01 per share ("common stock"), and our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share ("Series E Preferred Stock"), at the close of business on April 18, 2019, the record date for the meeting (the "record date"), are entitled to receive notice of, and to vote at, the meeting or any adjournment or postponement thereof. Each stockholder of record as of the close of business on the record date is entitled to one vote on each matter properly brought before the meeting for (i) each share of common stock held by such stockholder as of such time, and (ii) every ten shares of Series E Preferred Stock held by such stockholder as of such time.

How You May Vote

        You may vote using any of the following methods:

        BY MAIL:    If you have received your proxy materials by mail, mark, sign and date the attached proxy card and return it in the postage-paid envelope that we have provided. The named proxies will vote your shares according to your directions. If you sign and submit the proxy card, which is attached to this proxy statement, without indicating your vote, the named proxies will vote your shares in favor of the Company's nominees named in this proxy statement and in favor of all other proposals.

        BY TELEPHONE OR OVER THE INTERNET:    Authorize a proxy by telephone by following the instructions in the attached proxy card or over the Internet by following the instructions in the Notice. If you hold shares of the Company's common stock or Series E Preferred Stock in "street name," please refer to the voting instruction form used by your broker, bank or nominee to see if you may submit voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you do not need to return the attached proxy card to the Company by mail.

        BY ATTENDING THE ANNUAL MEETING IN PERSON:    Attend the meeting and vote in person. If your shares of the Company's common stock or Series E Preferred Stock are held in the name of a bank, broker or other nominee, you must obtain a proxy from the record holder, executed in your favor, and bring it with you to hand in with your ballot, in order to be able to vote in person at the meeting.

        We encourage stockholders to submit their proxies in advance of the meeting. Voting by proxy in advance of the meeting will in no way limit your right to attend and vote at the meeting if you later decide to attend the meeting in person. If you are a record holder and have given a proxy to vote your shares, then you may revoke your proxy at any time before it is exercised by: (i) giving written notice of revocation no later than the commencement of the meeting to our Secretary, Rachael Fink, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; (ii) delivering no later than the commencement of the meeting a properly executed, later-dated proxy to our Secretary, Rachael Fink, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; or (iii) voting in person at the meeting.

        If your shares are held in "street name" by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to submit, change or revoke your voting instructions.

        The Board has a contractual obligation to recommend to the Company's stockholders the election of Daniel G. Cohen, the current Chairman of the Board, to the Board at the Company's 2019 Annual Meeting of Stockholders. See Proposal One—Election of Directors, "Rights of Certain Stockholders to Nominate Directors" below.

        The named proxies will vote in accordance with your instructions on the matters set forth below and will vote upon any other business that may properly come before the meeting in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If you are a holder of record of shares of common stock or Series E Preferred Stock and you return a properly executed proxy, but do not provide instructions as to one or more matters, the persons named as proxies intend to cast all of the votes you are entitled to cast: (i) FOR the election to the Board of Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto, the Company's nominees for directorship positions at the meeting; (ii) FOR the potential issuance of shares of common stock pursuant to the Convertible Senior Promissory Note, dated August 28, 2015, issued by the Company to the Edward E. Cohen IRA (the "Cohen IRA") in the aggregate principal amount of $4,385,628, as amended by Amendment No. 1 to Convertible Senior Promissory Note, dated September 25, 2018 (the "Cohen IRA Note"); (iii) FOR the potential issuance of shares of common stock pursuant to the Convertible Senior Promissory Note, dated September 25, 2013, issued by the Company to the EBC 2013 Family Trust ("EBC") in the aggregate principal amount of $2,400,000, as amended by Amendment No. 1 to Convertible Senior Promissory Note, dated September 25, 2018 (the "EBC Note" and, together with the Cohen IRA Note, the "Convertible Senior Promissory Notes"); (iv) FOR the approval of the compensation of the Company's named executive officers; (v) FOR holding an advisory vote on executive compensation once every three years; and (vi) FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019. Other than the matters set forth in this proxy statement and any procedural matters relating to the matters set forth herein, we are not aware of any other nominees for election as directors or other business that may properly be brought before the meeting.

Quorum

        The presence, in person or represented by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting is necessary to constitute a quorum at the meeting. As of the record date, there were 1,217,624 shares of common stock outstanding and entitled to vote at the meeting and 4,983,557 shares of Series E Preferred Stock outstanding and entitled to vote at the meeting. The common stock and the Series E Preferred Stock vote together on all matters. Each stockholder of record as of the close of business on the record date is entitled to one vote on each matter properly brought before the meeting for (i) each share of common stock held by such stockholder as of such time, and (ii) every ten shares of Series E Preferred Stock held by such stockholder as of such time.

        If a quorum is not present at the meeting, the stockholders present in person or represented by proxy have, or the presiding officer at the meeting has, the power to adjourn the meeting until a quorum is present or represented. Under Maryland law, the presiding officer at the meeting also has the power to adjourn the meeting for any reason, regardless of whether a quorum is present.

Required Vote to Approve Each Proposal

        For Proposal One (the election of five directors to the Board), the five nominees receiving a plurality of the votes cast (that is, the five nominees receiving the greatest number of votes) will be elected to the Board. A proxy marked "withhold" with respect to the election of a director will not be voted as to the director indicated, but will be counted for purposes of determining whether there is a quorum at the meeting.

        In order to be approved, Proposals Two (potential issuance of shares of common stock pursuant to the Cohen IRA Note), Three (potential issuance of shares of common stock pursuant to the EBC Note), Four (advisory vote on executive compensation), Five (advisory vote on frequency of approval of executive compensation), and Six (ratification of the appointment of the independent registered public accounting firm) each require the affirmative vote of the majority of all of the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

        For purposes of Proposals One (the election of directors), Two (potential issuance of shares of common stock pursuant to the Cohen IRA Note), Three (potential issuance of shares of common stock pursuant to the EBC Note), Four (advisory vote on executive compensation), Five (advisory vote on frequency of approval of executive compensation), Six (ratification of the appointment of the independent registered public accounting firm) and the approval of any other matters properly presented at the meeting, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. A "broker non-vote" results when a broker, bank or other nominee properly executes and returns a proxy but indicates that the nominee is not voting with respect to a particular matter because the nominee has not received voting instructions from the beneficial owner.

        Please note that brokerage firms or other nominees may not vote your shares with respect to matters that are not "routine" under the rules that guide how most brokers vote your stock.

        Proposals One (the election of directors), Two (potential issuance of shares of common stock pursuant to the Cohen IRA Note), Three (potential issuance of shares of common stock pursuant to the EBC Note), Four (advisory vote on executive compensation), and Five (advisory vote on frequency of approval of executive compensation) are not "routine" matters. Accordingly, most brokerage firms or other nominees may not vote your shares with respect to such proposals without specific instructions from you as to how your shares are to be voted. Proposal Six (the ratification of the appointment of the independent registered public accounting firm) is a "routine" matter and, therefore, brokerage firms and other nominees will have discretion to vote on such proposal.

        As of the record date, our executive officers and directors own, in the aggregate, shares of the Company's securities representing approximately 47.2% of the votes entitled to be cast at the meeting, and intend to vote (i) FOR the election to the Board of Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto, the Company's nominees for directorship positions at the meeting; (ii) FOR the potential issuance of shares of common stock pursuant to the Cohen IRA Note; (iii) FOR the potential issuance of the shares of common stock pursuant to the EBC Note; (iv) FOR the approval of the compensation of the Company's named executive officers; (v) FOR holding an advisory vote on executive compensation once every three years; and (vi) FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019. Based on the foregoing, the election to the Board of Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto, the approval of the potential issuance of shares of common stock pursuant to the Cohen IRA Note, the approval of the potential issuance of the shares of common stock pursuant to the EBC Note, the approval of the compensation of the Company's named executive officers, the approval of holding an advisory vote on executive compensation once every three years, and the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019, are all highly likely.

        None of the Proposals, if approved, entitle stockholders to appraisal rights under Maryland law or our charter documents.

Other Information to Review Before Voting

        This proxy statement and our Annual Report on Form 10-K, as amended, are both available on our website at http://www.cohenandcompany.com.

Householding of Proxy Material

        The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," can result in cost savings. A number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single Notice will be delivered to multiple stockholders who share an address unless we received contrary instructions from the impacted stockholders prior to the mailing date. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate copy of the Notice, our annual report, proxy statement and other proxy materials, please notify your broker or direct your request in writing or by phone to our Secretary, Rachael Fink, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; phone: (215) 701-9555.

        If you are a stockholder sharing an address with another stockholder who receives multiple copies of the proxy materials and wish to request "householding" of your communications, please contact us at the above address or telephone number.

Cost of Proxy Solicitation

        All expenses in connection with our solicitation of proxies will be borne by us. In addition to solicitation by mail, proxies may be solicited on our behalf by our directors, officers or employees in person, by telephone, facsimile or by other electronic means. In accordance with SEC regulations and the rules of the NYSE American, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in connection with mailing proxies and proxy materials and soliciting proxies from the beneficial owners of our common stock.

Questions and Additional Copies

        If you have any questions with respect to the Company or the matters described herein, or questions about how to submit your proxy, or if you need additional copies of this proxy statement or the attached proxy card, you should contact:

Cohen & Company Inc.
Cira Centre
2929 Arch Street, Suite 1703
Philadelphia, Pennsylvania 19104
Attn: Investor Relations
Phone: (215) 701-8952
Email: investorrelations@cohenandcompany.com

A Note Regarding the Company's Name Change and Common Stock Reverse Stock Split

        On September 1, 2017, the Company filed two Articles of Amendment to its charter with the State Department of Assessments and Taxation of Maryland, pursuant to which the Company (i) changed its name from "Institutional Financial Markets, Inc." to "Cohen & Company Inc."; (ii) effected a 1-for-10 reverse stock split of the Company's issued and outstanding shares of common stock; and (iii) increased the par value of the Company's common stock from $0.001 per share to $0.01 per share.

        All share and per share amounts for all periods presented in herein reflect the reverse split as if it had occurred as of the beginning of the first period presented.

PROPOSAL ONE—ELECTION OF DIRECTORS

        Pursuant to the Maryland General Corporation Law and our charter and Bylaws, our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors, based on the recommendation of its Nominating and Corporate Governance Committee (the "Nominating and Corporate Governance Committee"), has unanimously nominated all five of its current directors, Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto (each a "Director Nominee" and, collectively, the "Director Nominees"), for election as directors at the meeting, each to serve until our next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or retirement. Our Nominating and Corporate Governance Committee knows of no reason why any of the Director Nominees would be unable or unwilling to serve on the Board of Directors, but if any Director Nominee should be unable or unwilling to serve, the named proxies will vote FOR the election of such other person for director as the Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee, may nominate in the place of such Director Nominee.

Names of the Director Nominees and Biographical Information; Qualifications

        Daniel G. Cohen, age 49, has, since February 21, 2018, served as the Chairman of the Board of Directors and of the Board of Managers of the Company's majority owned subsidiary, Cohen & Company, LLC, and has, since September 16, 2013, served as the President and Chief Executive of the Company's European Business, and as President, a director and the Chief Investment Officer of the Company's indirect majority owned subsidiary, Cohen & Company Financial Limited (formerly known as EuroDekania Management Limited), a Financial Conduct Authority regulated investment advisor and broker dealer focusing on the European capital markets ("CCFL"). Mr. Cohen served as Vice Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from September 16, 2013 to February 21, 2018. Mr. Cohen served as the Chief Executive Officer and Chief Investment Officer of the Company from December 16, 2009 to September 16, 2013 and as the Chairman of the Board of Directors from October 6, 2006 to September 16, 2013. Mr. Cohen served as the executive Chairman of the Company from October 18, 2006 to December 16, 2009. In addition, Mr. Cohen served as the Chairman of the Board of Managers of Cohen & Company, LLC from 2001 to September 16, 2013, as the Chief Investment Officer of Cohen & Company, LLC from October 2008 to September 16, 2013, and as Chief Executive Officer of Cohen & Company, LLC from December 16, 2009 to September 16, 2013. Mr. Cohen served as the Chairman and Chief Executive Officer of J.V.B. Financial Group, LLC (formerly C&Co/PrinceRidge Partners LLC), the Company's indirect broker dealer subsidiary ("JVB"), from July 19, 2012 to September 16, 2013. Mr. Cohen served as a director of Star Asia Finance, Limited ("Star Asia"), a permanent capital vehicle investing in Asian commercial real estate, until the Company's sale of its interest in Star Asia on February 20, 2014. Mr. Cohen served as Chairman of Cohen Financial Group, Inc. since its inception in April 2007 until its liquidation in February 2012. Mr. Cohen served as a director of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations until it merged with Tiptree Financial Partners, L.P. in June 2011. Since 2000, Mr. Cohen has been the Chairman of the board of directors of The Bancorp, Inc. (NASDAQ: TBBK), a holding company for The Bancorp Bank, which provides various commercial and retail banking products and services to small and mid-size businesses and their principals in the United States, and since January 2015 has served as Executive Chairman of The Bancorp Bank. Mr. Cohen is a member of the Academy of the University of Pennsylvania, a member of the Visiting Committees for the Humanities and a member of the Paris Center of the University of Chicago. Mr. Cohen is also a Trustee of the List College Board of the Jewish Theological Seminary, a member of the board of the Columbia Global Center in Paris, a Trustee of the Paideia Institute and a Trustee of the Arete Foundation.

        G. Steven Dawson, age 61, has served as our director since January 11, 2005. Mr. Dawson also serves as the Chairman of the Audit Committee of the Board of Directors (the "Audit Committee"), as a member of the Nominating and Corporate Governance Committee, and as a member of the Compensation Committee of the Board of Directors (the "Compensation Committee"). Mr. Dawson was previously a member of the compensation committee and nominating and corporate governance committee for Sunset Financial Resources, Inc. ("Sunset"), and was also the Chairman of Sunset's special committee in connection with Sunset's merger with Alesco Financial Trust. Mr. Dawson is a private investor and, in addition to his current board activities noted above, he has, from time to time, served on the boards of other public and private companies. He currently serves on the board of directors of Medical Properties Trust (NYSE: MPW), a Birmingham, Alabama-based real estate investment trust ("REIT") specializing in the ownership of acute care facilities and related medical properties (Chairman of the audit committee and member of the investment committee) and American Campus Communities (NYSE: ACC), an Austin-based equity REIT focused on student housing (Chairman of the audit committee and member of the compensation committee). From 1990 to 2003, Mr. Dawson served as Chief Financial Officer of Camden Property Trust and its predecessors, a multi-family REIT based in Houston with apartment operations, construction and development activities throughout the United States.

        Jack J. DiMaio, Jr., age 52, has, since February 21, 2018, served as the Vice Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC and, from September 24, 2013 until February 21, 2018, Mr. DiMaio served as the Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC. Mr. DiMaio is the founder and Chief Executive Officer of the Mead Park group of companies and has served in this capacity since September 2011. Prior to founding Mead Park, Mr. DiMaio was a Managing Director and Global Head of Interest Rate, Credit and Currency Trading of Morgan Stanley, and served in this capacity from September 2009 to August 2011. In addition, Mr. DiMaio served as a member of Morgan Stanley's Management Committee during his tenure at the firm. Prior to joining Morgan Stanley, Mr. DiMaio co-founded DiMaio Ahmad Capital LLC, a New York-based asset manager specializing in credit markets, and served as the Chief Executive Officer and Managing Partner from February 2005 to August 2009. Before founding DiMaio Ahmad Capital LLC, Mr. DiMaio was a Managing Director and Head of the Diversified Credit Hedge Fund Group at Credit Suisse Alternative Capital, Inc. from March 2004 to February 2005. Prior to that time, Mr. DiMaio was the Chief Executive Officer of Alternative Investments at Credit Suisse Asset Management. In addition, Mr. DiMaio was an Executive Board Member of Credit Suisse Securities (USA), Inc. and of Credit Suisse Asset Management. Mr. DiMaio joined Credit Suisse in 1989, and, after completing its sales and trading program, he joined Credit Suisse's credit research group. In 1990, Mr. DiMaio joined the Credit Suisse corporate bond trading desk where he was appointed Head Trader in 1995 and the Department Head in 1996. At the end of 1997, Mr. DiMaio was appointed Head of Credit Suisse Global Credit Trading. In 2000, Mr. DiMaio was responsible for Credit Suisse's entire Global Credit Products Cluster and was named Head of Fixed Income Division North America. Mr. DiMaio holds a B.S. in Finance from New York Institute of Technology.

        Jack Haraburda, age 80, has served as our director, a member of the Nominating and Corporate Governance Committee (except for a seven-month period in 2010) and the Chairman of the Compensation Committee since October 6, 2006 and has served as a member of the Audit Committee since June 2018. Mr. Haraburda served as a trustee and Chairman of the compensation committee of the board of trustees of Alesco Financial Trust ("AFT") from January 2006 until Sunset's merger with AFT. Mr. Haraburda is the managing partner of CJH Securities Information Group, a professional coaching business. Mr. Haraburda served as managing director for the Philadelphia Complex of Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2003 to 2005. He has also served in various positions at Merrill Lynch from 1984 until 2003, including as managing director of Merrill Lynch's Princeton Complex, resident Vice President of Merrill Lynch's Philadelphia Main Line Complex, marketing director and national sales manager of Merrill Lynch Life Agency and Chairman of Merrill Lynch Metals Company. From 1980 to 1984, he was managing director of Comark Securities, a government securities dealer. From 1968 until 1980, he served as a financial advisor, national sales manager for the Commodity Division, manager of the Atlanta Commodity Office and the Bala Cynwyd office of Merrill Lynch.

        Diana Louise Liberto, Esq., age 61, has served as our director since December 21, 2015, and has served Chair of the Nominating and Corporate Governance Committee, as a member of the Audit Committee and as a member of the Compensation Committee since June 2018. Ms. Liberto is a graduate of the Rutgers University School of Law, having earned a Juris Doctor degree with honors. After clerking for a United States District Court Judge from September 1991 to September 1992, Ms. Liberto worked with a law firm in Philadelphia, Pennsylvania. Ms. Liberto then joined the office of the General Counsel of Wal-Mart Stores, Inc., serving in various capacities from 2004 until October 2015, including an interim assignment in Wal-Mart India. From October 2015 to April 2018, Ms. Liberto served as the Chief Executive Officer of WalkMyMind, Inc., a corporate and personal wellness company headquartered in Philadelphia, Pennsylvania. Since April 2018, Ms. Liberto has served as President and Chief Executive Officer of WalkMyMind, Inc. and its parent holding company, WMM Holding Co., LLC. Ms. Liberto serves on the advisory board of J3Personica, a medical education selection and assessment startup company.

        When determining whether it is appropriate to re-nominate a current director to continue on the Board of Directors, the Board focuses primarily on the information provided in each of the director's individual biographies set forth above and its knowledge of the character and strengths of the sitting directors. With respect to Mr. Cohen, the Company considered his years of executive leadership with Cohen & Company, LLC as well as other companies, his extensive investment experience and his expertise in strategic planning and business expansion. With regard to Mr. Dawson, the Company considered his experience as a director of the Company and its predecessors as well as his prior experience as the Chief Financial Officer of a public company and as an independent director for other public companies. With regard to Mr. DiMaio, the Company considered his significant experience in the financial services industry, including serving in management positions of other financial institutions, and his unique perspective with respect to corporate strategy and business development. With regard to Mr. Haraburda, the Company considered his experience as a director of the Company and its predecessors as well as his extensive knowledge of the securities industry. With regard to Ms. Liberto, the Company considered her legal background and knowledge of corporate governance matters.

Rights of Certain Stockholders to Nominate Directors

        On May 9, 2013, the Company entered into a Securities Purchase Agreement (the "CBF Purchase Agreement") regarding a strategic investment in the Company by Cohen Bros. Financial, LLC, of which Daniel G. Cohen is the sole member ("CBF"). Pursuant to the CBF Purchase Agreement, the Company agreed, among other things, that at any meeting at which the Company's stockholders may vote for the election of directors, for so long as CBF and certain of its affiliates collectively own 10% or more of the Company's outstanding common stock (as calculated under the CBF Purchase Agreement), CBF may designate one individual to stand for election at such meeting.

        In accordance with the CBF Purchase Agreement, the Company has nominated Daniel G. Cohen to stand for election to the Board at the meeting and the Board is (a) recommending to the Company's stockholders the election of Mr. Cohen at the meeting, and (b) soliciting proxies for Mr. Cohen in connection with the meeting to the same extent as it is soliciting proxies for the other Director Nominees.

Legal Proceedings

        None of our directors or executive officers has been involved in any events enumerated under Item 401(f) of Regulation S-K during the past ten years that are material to an evaluation of the ability or integrity of such persons to be our directors or executive officers.

        No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

        There is no family relationship between any of our directors or executive officers.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE FIVE DIRECTOR NOMINEES RECOMMENDED BY THE BOARD OF DIRECTORS' NOMINATING AND CORPORATE GOVERNANCE COMMITTEE AND UNANIMOUSLY APPROVED FOR NOMINATION BY THE BOARD OF DIRECTORS. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR EACH OF THE FIVE DIRECTOR NOMINEES.

 INFORMATION REGARDING THE POTENTIAL ISSUANCES OF COMMON STOCK PURSUANT TO THE CONVERTIBLE SENIOR PROMISSORY NOTES

        As described in greater detail below, as of the date hereof (A) the Cohen IRA Note is convertible into up to an aggregate of 379,785 shares of common stock (collectively, the "Cohen IRA Conversion Shares"), and (B) the EBC Note is convertible into up to an aggregate of 207,834 shares of common stock (collectively, the "EBC Conversion Shares" and, together with the Cohen IRA Conversion Shares, the "Conversion Shares").

        Our common stock is listed on the NYSE American. Section 713(a) of the NYSE American Company Guide requires stockholder approval as a prerequisite to approval of applications to list additional shares that are issued in connection with a transaction involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into common stock) representing 20% or more of such issuer's presently outstanding stock for less than the greater of book or market value of the stock.

        The closing price (as reported by the NYSE American) per share of common stock as of September 25, 2018, the date of the Cohen IRA Note Amendment and the EBC Note Amendment, was $10.00. The diluted book value per share of common stock as of September 25, 2018 was $25.61. The diluted book value per share of common stock is calculated by dividing $44,940, representing the total permanent equity from our consolidated (which included 93,479 restricted shares of common stock), plus the outstanding unrestricted Cohen & Company, LLC balance sheet as of June 30, 2018, by 1,222,060, representing the 1,222,060 shares of our common stock issued and outstanding as of September 25, 2018 membership units, exchangeable into 532,409 shares of our common stock as of September 25, 2018.

        The NYSE American views the potential issuance of the Conversion Shares underlying the Convertible Senior Promissory Notes as a single financing transaction for purposes of the NYSE American rules. The potential issuance of the Conversion Shares is subject to stockholder approval pursuant to Section 713(a) of the NYSE American Company Guide because (i) such issuance represented more than 20% of our common stock as of September 25, 2018 (based on the 1,222,060 shares issued and outstanding as of such date); and (ii) the conversion price of $12.00 per share of common stock pursuant to the Convertible Senior Promissory Notes represent prices which were lower than the book value per share of the common stock under GAAP as of September 25, 2018 (which book value was $25.61 as of September 25, 2018).

        Accordingly, pursuant to Proposals Two (potential issuance of the Cohen IRA Conversion Shares pursuant to the Cohen IRA Note) and Three (potential issuance of the EBC Conversion Shares pursuant to the EBC Note) below, we are asking our stockholders to approve, in accordance with Section 713(a) of the NYSE American Company Guide, the potential issuance of the Cohen IRA Conversion Shares under the Cohen IRA Note and the potential issuance of the EBC Conversion Shares under the EBC Note, respectively.

Description of the Cohen IRA Note

        On May 9, 2013, the Company entered into the Securities Purchase Agreement, by and among the Company, Mead Park Capital Partners LLC (the "MP Buyer") and Mead Park Holdings LP (the "Mead Park Purchase Agreement"), pursuant to which, among other things, the MP Buyer agreed to purchase from the Company Convertible Senior Promissory Notes in the aggregate principal amount of $5,847,501 (the "MP Notes"). The MP Notes were issued by the Company to the MP Buyer on September 25, 2013.

        Under the MP Notes, the outstanding principal amount was due and payable to the holder thereof, in full, on September 25, 2018, unless it was earlier converted (in the manner described below). The

MP Notes accrued 8% interest per year, payable quarterly. If no event of default occurred under the MP Notes, (i) if dividends of less than $0.02 per share (the "Dividend Threshold") were paid on the common stock in any fiscal quarter prior to an interest payment date, then the Company was permitted to pay one-half of the interest payable on such date in cash, and the remaining one-half of the interest otherwise payable would be added to the principal amount of the MP Notes then outstanding; and (ii) if no dividends were paid on the common stock in the fiscal quarter prior to an interest payment date, then the Company was permitted to make no payment in cash of the interest payable on such date, and all of the interest otherwise payable on such date would be added to the principal amount of the MP Notes then outstanding.

        The MP Notes contained customary "Events of Default" clauses. Upon the occurrence or existence of any "Event of Default" under the MP Notes, the outstanding principal amount thereunder would be (or in certain instances, at the option of the holder thereof, could be) immediately accelerated. Further, upon the occurrence of any "Event of Default" under the MP Notes and for so long as such Event of Default continued, all principal, interest and other amounts payable under the MP Notes would bear interest at a rate equal to 9% per year. The MP Notes could not be prepaid in whole or in part prior to the September 25, 2018 without the prior written consent of the holder thereof (which could be granted or withheld in its sole discretion).

        The holder of the MP Notes could convert all or any part of the outstanding principal amount of the MP Notes into shares of common stock at a $30.00 per share conversion price, subject to certain customary anti-dilution adjustments.

        The indebtedness evidenced by the MP Notes and the payment of all principal, interest and any other amounts payable thereunder (i) was senior to all indebtedness of the Company incurred following the date of the MP Notes, and any subordinated or junior subordinated indebtedness of the Company outstanding as of the date of the MP Notes, and (ii) ranked pari passu to the EBC Note (as described below) and any other senior obligations of the Company outstanding as of the date of the MP Notes.

        On August 28, 2015, the MP Buyer sold a portion of the MP Notes in the aggregate principal amount of $4,385,628 to the Cohen IRA, and the Company documented such sale by issuing to the Cohen IRA the Cohen IRA Note in the aggregate principal amount of $4,385,628. Upon its issuance and prior to the Cohen IRA Note Amendment (as described below), the terms and conditions of the Cohen IRA Note were substantially identical to those of the MP Notes. Edward E. Cohen is the benefactor of the Cohen IRA and is the father of Daniel G. Cohen, the President and Chief Executive of the Company's European operations and Chairman of the Company's Board of Directors and of the Board of Managers of Cohen & Company, LLC.

Description of the EBC Note

        Concurrently with the execution of the Mead Park Purchase Agreement, the Company entered into the CBF Purchase Agreement with CBF, pursuant to which, among other things, CBF or its designee agreed to purchase from the Company the EBC Note in the aggregate principal amount of $2,400,000. The EBC Note was issued by the Company to EBC, as designee of CBF, on September 25, 2013. Upon its issuance and prior to the EBC Note Amendment (as described below), the terms and conditions of the EBC Note were substantially identical to those of the MP Notes. Daniel G. Cohen is a trustee of EBC.

Amendments to the Convertible Senior Promissory Notes

        On September 25, 2018, the Company entered into (i) Amendment No. 1 to Convertible Senior Promissory Note with the Cohen IRA (the "Cohen IRA Note Amendment"), pursuant to which the Cohen IRA Note was amended; and (ii) Amendment No. 1 to Convertible Senior Promissory Note with

EBC (the "EBC Note Amendment" and, together with the Cohen IRA Note Amendment, the "Note Amendments"), pursuant to which the EBC Note was amended.

        The material terms and conditions of the Note Amendments are substantially the same.

        Pursuant to the Note Amendments, (i) the Dividend Threshold under the Convertible Senior Promissory Notes was increased from $0.02 to $0.20; (ii) the maturity date of each of the Convertible Senior Promissory Notes was extended from September 25, 2018 to September 25, 2019; and (iii) the conversion price under each of the Convertible Senior Promissory Notes was reduced from $30.00 per share of common stock to $12.00 per share of common stock.

        In addition, the Note Amendments amended the Convertible Senior Promissory Notes to each provide that, until the Company's stockholders approve the potential issuance of the shares of common stock issuable upon conversion of the Convertible Senior Promissory Notes for purposes of Section 713(a) of the NYSE American's Company Guide, the Convertible Senior Promissory Notes may not be converted if such conversion would result in the Company issuing a number of shares of common stock that, when aggregated with any shares of common stock previously issued in connection with any conversion under the Convertible Senior Promissory Notes, equals or exceeds, in the aggregate, 19.99% of the outstanding common stock as of the date of the Note Amendments.

        Finally, the Note Amendments amended the Convertible Senior Promissory Notes to provide that (i) the Company is required to cause its stockholders to vote on a proposal (the "Stockholder Proposal") regarding the potential issuance of the shares of common stock issuable upon conversion of the Convertible Senior Promissory Notes for purposes of Section 713(a) of the NYSE American's Company Guide at the meeting; (ii) the Company is required use its reasonable best efforts to solicit proxies for such stockholder approval; and (iii) the Company's Board of Directors is required to recommend to the Company's stockholders that such stockholders approve the Stockholder Proposal.

        Based on the foregoing and as a result of the reduction of the conversion price under the Convertible Senior Promissory Notes from $30.00 per share of common stock to $12.00 per share of common stock, as of September 25, 2018, the date of the Note Amendments, (A) the Cohen IRA Note was convertible into (i) up to an aggregate of 365,469 shares of common stock assuming all of the interest thereunder was paid to the holder thereof in cash, and (ii) up to an aggregate of 403,052 shares of common stock assuming none of the interest thereunder was paid to the holder thereof in cash; and (B) the EBC Note was convertible into (i) up to an aggregate of 200,000 shares of common stock assuming all of the interest thereunder was paid to the holder thereof in cash, and (ii) up to an aggregate of 220,567 shares of common stock assuming none of the interest thereunder was paid to the holder thereof in cash.

        As of the date hereof, all of the interest under the Convertible Senior Promissory Notes has been paid to the holders thereof in cash. Accordingly, as of the date hereof, (A) the Cohen IRA Note is convertible into up to an aggregate of 379,785 shares of common stock, assuming none of the interest thereunder is paid to the holder thereof in cash, and (B) the EBC Note is convertible into up to an aggregate of 207,834 shares of common stock, assuming none of the interest thereunder is paid to the holder thereof in cash.

        The foregoing descriptions of the Cohen IRA Note, the EBC Note, the Cohen IRA Note Amendment and the EBC Note Amendment do not purport to be complete and are qualified in their entirety by reference to the full text thereof, copies of which are attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D, respectively, and are incorporated herein by reference.

Interest of Certain Persons in Matters to Be Acted Upon

        Daniel G. Cohen, is the President and Chief Executive of the Company's European operations and Chairman of the Company's Board of Directors and of the Board of Managers of Cohen & Company,

LLC. EBC is a related party of the Company because Mr. Cohen is a trustee of EBC and has sole voting power with respect to all shares of the Company held by EBC. Daniel G. Cohen has been identified as an interested person because he has an interest in the transaction being voted upon in Proposal Three and is a nominee for election as a director of the Company pursuant to Proposal One.

        Daniel G. Cohen is a beneficial owner of shares of the Company's voting securities and has indicated to the Company that he intends to vote such shares in favor of Proposal Three (see "Share Ownership of Certain Beneficial Owners and Management" below for additional details regarding the voting securities in the Company beneficially owned by each of Daniel G. Cohen and Edward E. Cohen).

        If Proposal Three is approved, EBC will be able to convert the EBC Note into shares of common stock at a conversion price of $12.00 per share, which is below the book value of our common stock as of September 25, 2018, the date of the EBC Note Amendment. The closing price (as reported by the NYSE American) per share of common stock as of September 25, 2018, the date of the Note Amendments, was $10.00. The diluted book value per share of common stock as of September 25, 2018 was $25.61. The diluted book value per share of common stock is calculated by dividing $44,940, representing the total permanent equity from our consolidated balance sheet as of June 30, 2018, by 1,222,060, representing the 1,222,060 shares of our common stock issued and outstanding as of September 25, 2018 (which included 93,479 restricted shares of common stock), plus the outstanding unrestricted Cohen & Company, LLC membership units, exchangeable into 532,409 shares of our common stock as of September 25, 2018.

        Other than with respect to Mr. Cohen, management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein.

PROPOSAL TWO—APPROVAL OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON
STOCK PURSUANT TO THE COHEN IRA NOTE, IN ACCORDANCE WITH SECTION 713(A) OF
THE NYSE AMERICAN COMPANY GUIDE

        Pursuant to this Proposal Two, we are asking our stockholders to approve, in accordance with Section 713(a) of the NYSE American Company Guide, the potential issuance by the Company to the holder of the Cohen IRA Note up to an aggregate of 379,785 shares of common stock (the "Cohen IRA Conversion Shares").

        Our Board of Directors has unanimously approved the potential issuance by the Company of the Cohen IRA Conversion Shares pursuant to the Cohen IRA Note and has determined that the approval of such issuance is advisable and in the best interests of the Company and its stockholders.

        Please note that, if this Proposal Two is not approved by the Company's stockholders, until the Company's stockholders approve the potential issuance of the shares of common stock issuable upon conversion of the Cohen IRA Note for purposes of Section 713(a) of the NYSE American's Company Guide, the Cohen IRA Note will not be convertible into shares of common stock if such conversion would result in the Company issuing a number of shares of common stock that, when aggregated with any shares of common stock previously issued in connection with any conversion under the Convertible Senior Promissory Notes, equals or exceeds, in the aggregate, 19.99% of the outstanding common stock as of September 25, 2018, the date of the Note Amendments.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY APPROVE THE POTENTIAL ISSUANCE OF THE COHEN IRA CONVERSION SHARES UNDER THE COHEN IRA NOTE AND HAS DETERMINED THAT SUCH ISSUANCE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE POTENTIAL ISSUANCE OF AN AGGREGATE OF UP TO 379,785 SHARES OF COMMON STOCK, REPRESENTING THE COHEN IRA CONVERSION SHARES. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR THE APPROVAL OF THE POTENTIAL ISSUANCE OF THE COHEN IRA CONVERSION SHARES UNDER THE COHEN IRA NOTE.

 PROPOSAL THREE—APPROVAL OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON
STOCK PURSUANT TO THE EBC NOTE, IN ACCORDANCE WITH SECTION 713(A) OF THE
NYSE AMERICAN COMPANY GUIDE

        Pursuant to this Proposal Three, we are asking our stockholders to approve, in accordance with Section 713(a) of the NYSE American Company Guide, the potential issuance by the Company to the holder of the EBC Note up to an aggregate of 207,834 shares of common stock (the "EBC Conversion Shares").

        Our Board of Directors has unanimously approved the potential issuance by the Company of the EBC Conversion Shares pursuant to the EBC Note and has determined that the approval of such issuance is advisable and in the best interests of the Company and its stockholders.

        Please note that, if this Proposal Three is not approved by the Company's stockholders, until the Company's stockholders approve the potential issuance of the shares of common stock issuable upon conversion of the EBC Note for purposes of Section 713(a) of the NYSE American's Company Guide, the EBC Note will not be convertible into shares of common stock if such conversion would result in the Company issuing a number of shares of common stock that, when aggregated with any shares of common stock previously issued in connection with any conversion under the Convertible Senior Promissory Notes, equals or exceeds, in the aggregate, 19.99% of the outstanding common stock as of September 25, 2018, the date of the Note Amendments.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY APPROVE THE POTENTIAL ISSUANCE OF THE EBC CONVERSION SHARES UNDER THE EBC NOTE AND HAS DETERMINED THAT SUCH ISSUANCE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE POTENTIAL ISSUANCE OF AN AGGREGATE OF UP TO 207,834 SHARES OF COMMON STOCK, REPRESENTING THE EBC CONVERSION SHARES. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR THE APPROVAL OF THE POTENTIAL ISSUANCE OF THE EBC CONVERSION SHARES UNDER THE EBC NOTE.

 PROPOSAL FOUR—APPROVAL, ON AN ADVISORY BASIS, OF COMPENSATION OF THE
NAMED EXECUTIVE OFFICERS

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in accordance with Section 14A of the Exchange Act of 1934, as amended (the "Exchange Act") and the SEC's rules. At our 2013 Annual Meeting, the Board of Directors recommended, and the stockholders approved on an advisory (non-binding) basis, that future advisory votes on named executive compensation occur once every three years. The next advisory vote to approve our named executive compensation will occur at the 2022 Annual Meeting, unless the Board of Directors modifies its policy on the frequency of holding such advisory votes. Details regarding such compensation may be found below under the heading "Executive Compensation" below.

        Pursuant to Section 14A of the Exchange Act, the Company is presenting the following "say on pay" proposal, which gives stockholders the opportunity to approve or not approve the Company's compensation program for its named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, by voting for or against the resolution set forth below. While our Board of Directors intends to carefully consider the stockholder vote resulting from this Proposal Four, the final vote of our stockholders on this Proposal Four will not be binding on the Company or the Board of Directors and is advisory in nature. The Company submits the following proposal:

    "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED."

        The Company's executive compensation programs are designed to attract, motivate and retain talented executives. In addition, the programs are structured to create an alignment of interests between the Company's executive officers and stockholders. The Board of Directors and the Compensation Committee monitor executive compensation programs and adopt changes to reflect the competitive market in which the Company competes for talent, as well as general economic, regulatory and legislative developments affecting executive compensation. The Compensation Committee will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term stockholders. Accordingly, we believe that the Company's executive compensation programs are appropriately designed and work to ensure that management's interests are closely aligned with stockholders' interests to create long-term value. Please refer to the section entitled "Executive Compensation" of this proxy statement for additional detail regarding the Company's executive compensation.

        Because your vote on this Proposal Four is advisory, it will not bind the Company or our Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take the results into consideration in making future determinations on executive compensation.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO SECTION 402 OF REGULATION S-K PROMULGATED UNDER THE EXCHANGE ACT. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH NAMED EXECUTIVE OFFICER COMPENSATION.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

        The following table summarizes the executive compensation earned by the Company's named executive officers in 2017 and 2018.

	Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Lester R. Brafman	2018	630,000	—	220,000	(6)	—	400,000	—	20,731	1,270,731
Chief Executive Officer(3)	2017	630,000	—	200,000	(8)	—	620,000	—	18,207	1,468,207
Daniel G. Cohen	2018	630,000	—	440,000	(7)	—	200,000	—	20,731	1,290,731
Chairman(4)	2017	630,000	—	420,000	(8)	—	400,000	—	18,207	1,468,207
Joseph W. Pooler, Jr.	2018	441,000	—	75,000	(6)	—	170,000	—	20,563	706,563
Executive Vice President,	2017	441,000	—	50,000	(8)	—	279,000	—	18,125	788,125
Chief Financial Officer & Treasurer(5)

(1)
Amounts in this column represent the grant date fair value of the restricted stock award and restricted unit award, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation ("FASB ASC Topic 718"). The assumptions used in the calculations of these amounts are included in Note 20 to the Company's audited financial statements for the year ended December 31, 2018 attached to our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 8, 2019 (the "2018 Form 10-K"). Amounts do not correspond to the actual value that may be recognized by the named executive officer.

(2)
Amounts in this column represent 401(k) plan matching contributions made by the Company and life insurance premium payments paid by the Company on behalf of the named executive officer. Also includes $11,412 of premiums paid on behalf of each named executive officer in 2018 in connection with the Company's executive medical reimbursement plan.

(3)
Mr. Brafman has served as the Chief Executive Officer of the Company since September 16, 2013. Mr. Brafman served as the President of the Company and of Cohen & Company, LLC from June 3, 2013 until September 16, 2013.

(4)
Mr. Cohen has, since, February 21, 2018, served as the Chairman of the Board of Directors and of the Board of Managers of the Company's majority owned subsidiary, Cohen & Company, LLC, and has, since September 16, 2013, served as the President and Chief Executive of the Company's European Business, and as President, a director and the Chief Investment Officer of the Company's indirect majority owned subsidiary, CCFL. Mr. Cohen served as Vice Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from September 16, 2013 to February 21, 2018. Mr. Cohen served as the Chief Executive Officer and Chief Investment Officer of the Company from December 16, 2009 to September 16, 2013 and as the Chairman of the Board of Directors from October 6, 2006 to September 16, 2013. In addition, Mr. Cohen served as the Chairman of the Board of Managers of Cohen & Company, LLC from 2001 to September 16, 2013, as the Chief Investment Officer of Cohen & Company, LLC from October 2008 to September 16, 2013, and as Chief Executive Officer of Cohen & Company, LLC from December 16, 2009 to September 16, 2013.

(5)
Mr. Pooler has served as the Company's Executive Vice President and Chief Financial Officer and Treasurer since December 16, 2009.

(6)
Effective February 13, 2019, 27,500 restricted shares of our common stock were awarded to Mr. Brafman, and 9,375 restricted shares of our common stock were awarded to Mr. Pooler, in each case based on their respective performance in 2018 (as more fully discussed below). The grant date fair value per share of these restricted shares was $8.00. These restricted shares were awarded under the Company's Second Amended 2010 Long-Term Incentive Plan (the "2010 Long-Term Incentive Plan"). With regard to each such award, the restrictions expire with respect to one-half of these restricted shares on January 31, 2020 and with respect to the remaining one-half of these restricted shares on January 31, 2021, in each case, so long as Mr. Brafman or Mr. Pooler, as applicable, is then employed by the Company or any of its subsidiaries.

(7)
Effective February 13, 2019, 550,000 restricted membership units of Cohen & Company, LLC, our majority owned subsidiary. were awarded to Mr. Cohen based on his performance in 2018 (as more fully discussed below). The grant date fair value per share of these restricted membership units was $0.80. These restricted membership units were awarded under the 2010 Long-Term Incentive Plan. The restrictions expire with respect to one-half of these restricted membership units on January 31, 2020 and with respect to the remaining one-half of these restricted membership units on January 31, 2021, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the expiration of the applicable restrictions on these membership units, Mr. Cohen may cause the Cohen & Company, LLC to redeem such membership units at any time thereafter for, at the Company's option, cash or one share of common stock for every ten such membership units.

(8)
Effective February 21, 2018, 40,191 restricted shares of our common stock were awarded to Mr. Cohen, 19,139 restricted shares of our common stock were awarded to Mr. Brafman, and 4,785 restricted shares of our common stock were awarded to Mr. Pooler, in each case based on their respective performance in 2017 (as more fully discussed below). The grant date fair value per share of these restricted shares was $10.45. These restricted shares were awarded under the 2010 Long-Term Incentive Plan. With regard to each such award, the restrictions expire with respect to one-half of these restricted shares on January 31, 2019 and with respect to the remaining one-half of these restricted shares on January 31, 2020, in each case, so long as Mr. Brafman or Mr. Pooler, as applicable, is then employed by the Company or any of its subsidiaries.

        In March 2017, after consulting with Mr. Brafman, the Compensation Committee established performance targets for 2017 incentive plan compensation based on the Company's annual pre-tax income. The targeted 2017 cash bonuses for Messrs. Brafman and Pooler were set at 150% and 100% of base salary, respectively, while the targeted equity bonuses for such executives were set at 30% and 25% of base salary, respectively. Subject to the Compensation Committee's review and discretion, 50% of performance-based bonuses would be discretionary, based on each executive's respective performance and qualitative achievements in 2017, and the remaining 50% would be based on pre-tax income. No executive officer other than Mr. Brafman had any role in determining or recommending the amount or form of 2017 executive officer compensation.

        As reflected under "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table above, Messrs. Brafman and Pooler were awarded performance-based cash bonus awards in the amounts of $620,000 and $279,000, respectively. In addition, Messrs. Brafman and Pooler were awarded performance-based equity bonus awards in the amounts of $200,000 and $50,000, respectively, for their performance in 2017. In determining such performance-based bonuses, the Compensation Committee considered the targeted performance metric that was achieved in 2017, as well as qualitative achievements such as Messrs. Brafman's and Pooler's respective roles during 2017 in connection with the following:

  •
  Launching the Company's GCF Repo Business, including complex inter-related negotiations with a clearing bank, a back office operations support provider, a capital provider, and the FICC, all in the interest of the Company's registered broker-dealer subsidiary becoming a full-netting member of the FICC;

  •
  The issuance in March 2017 of a $15,000,000 convertible senior secured promissory note to The DGC Family Fintech Trust, which was instrumental in the Company's ability to establish the GCF Repo Business (see "Certain Relationships and Related Party Transactions—The DGC Family Fintech Trust);

  •
  The closing in September 2017 of the $8,000,000 and $2,000,000 investments by The DGC Family Fintech Trust and Cohen Bros. Financial LLC, respectively, which were instrumental in the Company's ability to establish the GCF Repo Business Trust (see "Certain Relationships and Related Party Transactions—The DGC Family Fintech Trust and "Certain Relationships and Related Party Transactions—CBF and EBC" for additional information regarding such investments);

  •
  The Company's ability to generate positive pre-tax income and net income despite the markets for trading being down substantially in 2017 and significant expenditures on business development efforts; as well as the Company's ability to reduce compensation and benefits expense from 56% of revenues in 2016 to 47% of revenues in 2017;

  •
  Share repurchases totaling 56,567 Company shares, for an aggregate purchase price of $567,929; and

  •
  Establishing a new U.S. insurance asset management platform and growing assets under management in the Company's European asset management platform.

        As reflected under "Bonus" and "Stock Awards" in the Summary Compensation Table above, Mr. Cohen was awarded a discretionary cash bonus award in the amount of $400,000 and a discretionary equity bonus award in the amount of $420,000, respectively, for his overall efforts focused on the Company's asset management segment, including the growth in European assets under management, recruiting certain key asset management personnel and developing relationships in the interest of raising capital for new asset management platforms. Mr. Cohen did not receive "Non-Equity Incentive Plan Compensation" related to the provision in the "Cohen Employment Agreement" calling for a payment equal to 25% of the aggregate net income of the European Business (as defined in the

Cohen Employment Agreement, which is described in greater detail below), as the net income was negative in 2017.

        In February 2018, the Board of Directors, upon the Compensation Committee's recommendation, unanimously approved the compensation for each executive officer for 2017.

        In April 2018, after consulting with Mr. Brafman, the Compensation Committee established performance targets for 2018 incentive plan compensation based on the Company's annual pre-tax income. The targeted 2018 cash bonuses for Messrs. Brafman, Cohen and Pooler were set at 150%, 150% and 100% of base salary, respectively, while the targeted equity bonuses for such executives were set at 30%, 30% and 25% of base salary, respectively. Subject to the Compensation Committee's review and discretion, 50% of performance-based bonuses would be discretionary, based on each executive's respective performance and qualitative achievements in 2018, and the remaining 50% would be based on pre-tax income. No executive officer other than Mr. Brafman had any role in determining or recommending the amount or form of 2018 executive officer compensation.

        As reflected under "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table above, Messrs. Brafman, Cohen and Pooler were awarded performance-based cash bonus awards in the amounts of $400,000, $200,000 and $170,000, respectively. In addition, Messrs. Brafman, Cohen and Pooler were awarded performance-based equity bonus awards in the amounts of $220,000, $440,000 and $75,000, respectively, for their performance in 2018. In determining such performance-based bonuses, the Compensation Committee considered the targeted performance metric that was achieved in 2018, as well as qualitative achievements such as Messrs. Brafman's, Cohen's and Pooler's respective roles during 2018 in connection with the following:

  •
  Growing the Company's GCF Repo Business from an approximately $1.3 billion book at the end of 2017 to an approximately $4.8 billion book at the end of 2018, including achieving profitability in three months during the year;

  •
  Negotiated and closed $25 million line of credit to support the launch of the GCF Repo Business;

  •
  Launching the new U.S. Insurance Asset Management platform, including the negotiation and closing of a joint venture where the Company committed to invest up to $3 million and an outside investor committed to invest approximately $63 million;

  •
  Strategically monetizing a structured product principal investment; and

  •
  The Company's ability to mitigate a more substantial pre-tax loss and net loss due to the markets for trading being down substantially in 2018, significant expenditures on business development efforts, and a material drop off from 2017 in non-recurring revenue streams such as the Company's European new issue revenue and its other revenue items from revenue share contracts.

        Mr. Cohen did not receive "Non-Equity Incentive Plan Compensation" related to the provision in the Cohen Employment Agreement calling for a payment equal to 25% of the aggregate net income of the European Business (as defined in the Cohen Employment Agreement, which is described in greater detail below), as the cumulative net income was still negative as of the end of 2018.

        In February 2019, the Board of Directors, upon the Compensation Committee's recommendation, unanimously approved the compensation for each executive officer for 2018.

Outstanding Equity Awards at Fiscal Year-End 2018

        The following table summarizes the equity awards the Company has made to each of the named executive officers that were outstanding as of December 31, 2018.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Lester R. Brafman	—		—	—	—	—	25,957	218,818	—	—
Joseph W. Pooler, Jr.	10,715	(2)	—	—	40.00	02/13/2019	—	—	—	—
	—		—	—	—	—	8,761	73,855	—	—

(1)
The amounts set forth in this column equal the number of restricted shares of common stock indicated multiplied by the closing price of the Company's common stock ($8.43) as reported by the NYSE American on December 31, 2018.

(2)
Effective February 13, 2014 (the "Pooler Grant Date"), the Company granted to Mr. Pooler a Non-Qualified Stock Option Award (the "Pooler Award"). Details regarding the option granted to Mr. Pooler (the "Pooler Option") pursuant to the Pooler Award are as follows:

Number of Underlying Shares	Vesting Schedule	Exercise Price	Grant Date Fair Value Per Underlying Share
10,715	Option vested with respect to 5,357 shares on December 31, 2014 and with respect to the remaining 5,358 shares on December 31, 2015.	$40.00	$7.00

The grant date fair value was determined using the following assumptions in the Black Scholes valuation model: (i) expected volatility—68.1%; (ii) expected dividends—3.29%; (iii) expected life—3.5 years; and (iv) risk free interest rate—0.74%.

The Pooler Option was awarded under the 2010 Long-Term Incentive Plan and expired on the fifth anniversary of the Pooler Grant Date.

The Pooler Option was granted to Mr. Pooler based on his performance in 2013.

Employment Agreements with Named Executive Officers

Lester R. Brafman, Chief Executive Officer

        On September 16, 2013, the Company and Cohen & Company, LLC entered into an Employment Agreement with Mr. Brafman (the "Brafman Employment Agreement"). The Brafman Employment Agreement expired pursuant to its own terms on December 31, 2014. Mr. Brafman does not currently have an employment agreement with the Company.

        Under the Brafman Employment Agreement, Mr. Brafman served as the Chief Executive Officer of both the Company and Cohen & Company, LLC.

        The Brafman Employment Agreement provided that Mr. Brafman's minimum base salary was $600,000 per annum. In addition, the Compensation Committee could periodically review Mr. Brafman's base salary and provide for such increases as it deemed appropriate, in its discretion. On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Brafman's salary to $630,000 per year, effective January 1, 2017.

        Under the Brafman Employment Agreement, in addition to base salary, for each fiscal year of Cohen & Company, LLC ending during the term, Mr. Brafman had the opportunity to receive an annual bonus in an amount and on such terms as were to be determined by the Compensation Committee. The Compensation Committee also had the discretion to grant Mr. Brafman other bonuses in such amounts and on such terms as it determined, in its discretion. The foregoing did not limit Mr. Brafman's eligibility to receive any other bonus under any other bonus plan, stock option or equity-based plan, or other policy or program of the Company or Cohen & Company, LLC.

        Under the Brafman Employment Agreement, Mr. Brafman was entitled to participate in any equity compensation plan of the Company or Cohen & Company, LLC in which he was eligible to participate, and could be granted, in accordance with any such plan, options to purchase units of membership interest of Cohen & Company, LLC, options to purchase shares of the Company's common stock, shares of restricted stock and/or other equity awards in the discretion of the Compensation Committee. The Brafman Employment Agreement also provided that Mr. Brafman was entitled to participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits and perquisites that were available to other senior executives of Cohen & Company, LLC generally, in each case to the extent that Mr. Brafman was eligible under the terms of such plans or programs.

        Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL

        On May 9, 2013, in connection with the CBF Purchase Agreement, Mr. Cohen entered into the Amended and Restated Employment Agreement (the "Cohen Employment Agreement"), dated as of May 9, 2013, among the Company and Cohen & Company, LLC, and, solely for purposes of Sections 6.4 and 7.5 thereof, JVB and J.V.B. Financial Group Holdings (formerly known as C&Co/PrinceRidge Holdings LP and as PrinceRidge Holdings LP).

        The Cohen Employment Agreement became effective on September 16, 2013.

        The initial term of the Cohen Employment Agreement ended on December 31, 2014, however, pursuant to the terms of the Cohen Employment Agreement, the term renewed automatically for an additional one-year period at such time and will continue to be renewed for additional one-year periods at the end of any renewed term unless terminated by the parties in accordance with the terms of the Cohen Employment Agreement.

        Pursuant to the Cohen Employment Agreement, Mr. Cohen will receive, during the term thereof, a guaranteed payment from Cohen & Company, LLC of at least $600,000 annually (the "Current Guaranteed Payment"), and will be entitled to receive the following allocations (collectively, "Cohen Allocations") from the Company: (a) a payment equal to 25% of the aggregate net income, if any, of the European Business in each calendar year as determined in accordance with GAAP, subject to an off-set equal to 25% of the aggregate net losses, if any, in prior periods until such net losses have been fully off-set by net income in future periods, and (b) a payment equal to 20% of the gross revenues generated on transactions that Mr. Cohen is responsible for generating for the Company's non-European broker-dealers during each semi-annual calendar period as determined in accordance with GAAP. On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Cohen's salary to $630,000 per year, effective January 1, 2017.

        In the event that the annual allocations would result in allocations earned for that calendar year related to the European Business to exceed $5,000,000 (the "European Business Annual Allocation Cap"), the Compensation Committee may, in its sole discretion and at any time prior to the payment of such allocation, reduce the amount of or totally eliminate any such allocation to the extent such allocation is in excess of the European Business Annual Allocation Cap.

        During the term of the Cohen Employment Agreement, the Compensation Committee may, in its sole discretion, award Mr. Cohen additional allocations in amounts and on such terms to be determined by the Compensation Committee.

        The Cohen Employment Agreement provides that Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs. Mr. Cohen is entitled to participate in any equity compensation plan of the Company or Cohen & Company, LLC in which he is eligible to participate, and may, without limitation, be granted in accordance with any such plan options to purchase units of membership interests in Cohen & Company, LLC, shares of common stock and other equity awards in the discretion of the Compensation Committee.

        Pursuant to the Cohen Employment Agreement, in the event Mr. Cohen is terminated by the Company due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as applicable) will be entitled to receive (a) any Current Guaranteed Payment and other benefits (including any Cohen Allocations for any period completed before termination of the Cohen Employment Agreement (the "Prior Period Allocations")) earned and accrued, but not yet paid, under the Cohen Employment Agreement prior to the date of termination; (b) a single-sum payment equal to the Current Guaranteed Payment that would have been paid to him for the remainder of the year in which the termination occurs; (c) a single-sum payment equal to (x) the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by (y) a fraction (1) the numerator of which is the number of days in such period preceding the termination and (2) the denominator of which is the total number of days in such period. In addition, in the event Mr. Cohen is terminated by the Company due to his death or disability, all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.

        If Mr. Cohen terminates his employment without "Good Reason" (as defined in the Cohen Employment Agreement) or the Company terminates his employment for "Cause" (as defined in the Cohen Employment Agreement), Mr. Cohen will only be entitled to any Current Guaranteed Payment and other benefits earned and accrued, but unpaid, prior to the date of termination.

        If Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or Cohen & Company, LLC terminates the Cohen Employment Agreement by not renewing the term of the Cohen Employment Agreement as provided therein, then Mr. Cohen will be entitled to receive (a) a single-sum payment equal to accrued but unpaid Current Guaranteed Payment and other benefits (including any Prior Period Allocations earned by Mr. Cohen); (b) a single-sum payment of an amount equal to three times (1) the average of the Current Guaranteed Payment amounts paid to Mr. Cohen over the three calendar years prior to the date of termination, (2) if less than three years have elapsed between the date of the Cohen Employment Agreement and the date of termination, the highest Current Guaranteed Payment paid to Mr. Cohen in any calendar year prior to the date of termination, or (3) if less than twelve months have elapsed from the date of the Cohen Employment Agreement to the date of termination, the highest Current Guaranteed Payment received in any month times twelve; provided that if the applicable calculation under (1), (2) or (3) yields less than $1,000,000, then Mr. Cohen will receive a single-sum payment of $1,000,000 in lieu of such amount (the "Minimum Severance Amount"); and (c) a single-sum payment equal to the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by a fraction (x) the numerator of which is the number of days in such period preceding the termination and (y) the denominator of which is the total number of days in such period. In addition, if Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or Cohen & Company, LLC terminates the Cohen Employment Agreement by not renewing the term of the Cohen Employment Agreement as provided therein, then all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by

Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.

        In the event of a "Change of Control" (as defined in the Cohen Employment Agreement) of the Company, all of Mr. Cohen's outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable. With respect to a Change of Control transaction, if Mr. Cohen remains with the Company through the first anniversary of a Change of Control, but leaves the Company within six months thereafter, such termination will be treated as a termination for Good Reason, and Mr. Cohen will be entitled to the compensation set forth in the preceding paragraph.

        Pursuant to the Cohen Employment Agreement, if any amount payable to or other benefit to which Mr. Cohen is entitled would be deemed to constitute a "parachute payment" (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.

        All termination payments, other than for death or disability, are subject to Mr. Cohen signing a general release.

        In the event Mr. Cohen's employment is terminated by the Company for Cause, by Mr. Cohen without Good Reason, or by Mr. Cohen as a result of not renewing the Cohen Employment Agreement, Mr. Cohen will be restricted for a period of six months after the end of the term of the Cohen Employment Agreement in his ability to engage in certain activities that are competitive with the Company's sales and trading of fixed income securities or investment banking activities in any European country in which the Company or any of its controlled affiliates operates (each a "Competing Business"), provided, however, that Mr. Cohen may serve as a member of the board of directors or equivalent position of any corporation or other company that is a Competing Business, provided, further, that Mr. Cohen is obligated to recuse himself from any discussion in such position if it raises a conflict of interest with respect to Mr. Cohen's duties to the Company or adversely affects the Company. In addition, for a period of six months following the end of the term of the Cohen Employment Agreement, regardless of the reason the term of the Cohen Employment Agreement ends, Mr. Cohen is prohibited under certain circumstances from soliciting the Company's employees, customers and clients.

        On August 19, 2014, the Company entered into the "European Sale Agreement" to sell the Company's European operations to C&Co Europe Acquisition LLC, an entity controlled by Mr. Cohen (see "Certain Relationships and Related Party Transactions—Sale of European Operations to C&Co Europe Acquisition LLC" below for additional information regarding the sale of the Company's European operations). On June 30, 2015, the parties to the European Sale Agreement agreed, among other things, that if the transaction contemplated thereby was terminated in accordance with its terms prior to the closing, then the Cohen Employment Agreement would be automatically amended (the "Employment Agreement Amendment") to provide that if Mr. Cohen's employment was terminated by Cohen & Company, LLC without "Cause" or by Mr. Cohen with "Good Reason" (as such terms are defined in the Cohen Employment Agreement), the Minimum Severance Amount would be reduced from $3,000,000 to $1,000,000. On March 10, 2017, C&Co Europe Acquisition LLC provided notice to Cohen & Company, LLC that it was terminating the European Sale Agreement and, as a result, the Employment Agreement Amendment automatically became effective as of such date.

Joseph W. Pooler, Jr., Chief Financial Officer

        Mr. Pooler's Employment Agreement, dated May 7, 2008 and amended on February 20, 2009 and February 18, 2010 (collectively, the "Pooler Agreement"), provides for a minimum salary of $400,000 per annum through December 31, 2010. Mr. Pooler's base salary for fiscal years after 2010 will be determined by the Compensation Committee. On January 15, 2013, the Compensation Committee increased Mr. Pooler's salary to $420,000 per year. On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Pooler's salary to $441,000 per year, effective January 1, 2017.

        The initial term of the Pooler Agreement ended on December 31, 2012, however, pursuant to the terms of the Pooler Agreement, the term renewed automatically for an additional one-year period at such time and will continue to be renewed for additional one-year periods at the end of any renewed term unless terminated by either of the parties in accordance with the terms of the Pooler Agreement.

        Pursuant to the Pooler Agreement, if Mr. Pooler terminates his employment with "Good Reason" (as defined in the Pooler Agreement), the Company terminates his employment without "Cause" (as defined in the Pooler Agreement), or the Company chooses not to renew the Pooler Agreement at its expiration, Mr. Pooler will be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to three times (x) the average of the base salary amounts paid to Mr. Pooler over the three calendar years prior to the date of termination, (y) if less than three years have elapsed between the date of the Pooler Agreement and the date of termination, the highest base salary paid to Mr. Pooler in any calendar year prior to the date of termination, or (z) if less than 12 months have elapsed from the date of the Pooler Agreement to the date of termination, the highest base salary received in any month times 12; (c) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards; (d) payment for outplacement assistance appropriate for Mr. Pooler's position for a period of one year following termination, such services not to exceed $25,000; and (e) continued family coverage, without incremental cost, in Company sponsored health and dental plans at then-current cost for a period of nine months.

        In the event of a "Change of Control" (as defined in the Pooler Agreement), all of Mr. Pooler's outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Pooler terminates his employment within the twelve-month period following a Change of Control, such termination will be treated as a termination for "Good Reason" so long as Mr. Pooler makes himself available to provide transition services to the Company, at the request of the Company, for up to twelve months following the Change of Control.

        Pursuant to the Pooler Agreement, if any amount payable to or other benefit to which Mr. Pooler is entitled would be deemed to constitute a "parachute payment" (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Pooler, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Pooler.

        The Pooler Agreement contains a waiver of any "Good Reason" termination that was available to Mr. Pooler pursuant to the terms of his original employment agreement as a result of the closing of a transaction pursuant to which Cohen & Company, LLC became a majority owned subsidiary of the Company. The Pooler Agreement also acknowledges that Mr. Pooler's equity-based awards in Cohen & Company, LLC became fully vested and immediately exercisable as of December 16, 2009, the date of the closing of the transaction pursuant to which Cohen & Company, LLC became a majority owned subsidiary of the Company.

        During the period of Mr. Pooler's employment with Cohen & Company, LLC, and the period ending one year following the termination of his employment with Cohen & Company, LLC, Mr. Pooler may not, directly or indirectly through another entity, (a) induce or attempt to induce any employee of Cohen & Company, LLC or its affiliates to leave the employ of Cohen & Company, LLC or such affiliates, or in any way interfere with the relationship between Cohen & Company, LLC and any of its affiliates and any employee thereof, or (b) hire any person who was an employee of Cohen & Company, LLC or any of its affiliates or subsidiaries within 180 days after such person ceased to be an employee of Cohen & Company, LLC or any of its affiliates.

Potential Payments Upon Termination or Change in Control

        As described above, Messrs. Cohen and Pooler have provisions in their respective employment agreements providing for certain benefits upon the occurrence of certain events, including terminations of their respective employment without cause or for good reason, upon a change of control, or upon their death or disability. As a part of the negotiations of each employment agreement, the Board of Directors believed that circumstances giving rise to the payments set forth above were appropriate.

Other Compensation Plans

        The Company does not generally provide its executive officers with payments or other benefits at, following or in connection with retirement. The Company does not generally have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for its executive officers.

Cash and Equity Plan Compensation

The Company's Cash Bonus Plan

        In August 2009, our Board of Directors adopted the Cohen & Company Inc. (formerly Alesco Financial Inc.) Cash Bonus Plan (the "Company's Cash Bonus Plan"), which was approved by stockholders on December 15, 2009. The purpose of the Company's Cash Bonus Plan is to provide performance-based cash bonus compensation for participants based on the attainment of one or more performance goals or targets that are related to the financial success of the Company, and that are established from time to time by the Compensation Committee, as part of an integrated compensation program.

The 2010 Long-Term Incentive Plan

        The 2010 Long-Term Incentive Plan, as amended from time to time, is administered by the Compensation Committee, except that, in certain circumstances, the Board of Directors may act in its place. The purpose of the 2010 Long-Term Incentive Plan is to induce key employees, directors, officers, advisors and consultants to continue providing services to the Company and its subsidiaries and to encourage them to increase their efforts to make the Company's business more successful, whether directly or through its subsidiaries or other affiliates. In furtherance of these objectives, the 2010 Long-Term Incentive Plan is designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted shares, phantom shares, dividend equivalent rights and other forms of equity based awards as contemplated by the 2010 Long-Term Incentive Plan, with eligibility for such awards determined by the Compensation Committee. The Compensation Committee and Board of Directors believe that awards of restricted shares, typically vesting over multi-year periods, are the most effective of the equity-based incentives available under the 2010 Long-Term Incentive Plan in accomplishing its compensation goals.

        Equity-based awards to key personnel are generally subject to vesting periods in order to support the achievement of the Company's performance goals over the long-term and to help retain key personnel. The Compensation Committee determines the number and type of equity-based incentives that should be awarded from time to time to key personnel in light of the Company's compensation goals and objectives.

        Effective February 21, 2018, 40,191 restricted shares of our common stock were awarded to Mr. Cohen, 19,139 restricted shares of our common stock were awarded to Mr. Brafman, and 4,785 restricted shares of our common stock were awarded to Mr. Pooler, in each case based on their respective performance in 2017. The grant date fair value per share of these restricted shares was $10.45. These restricted shares were awarded under the 2010 Long-Term Incentive Plan. With regard to each such award, the restrictions expire with respect to one-half of these restricted shares on January 31, 2019 and with respect to the remaining one-half of these restricted shares on January 31, 2020, in each case, so long as Mr. Cohen, Mr. Brafman or Mr. Pooler, as applicable, is then employed by the Company or any of its subsidiaries.

        Effective February 13, 2019, 27,500 restricted shares of our common stock were awarded to Mr. Brafman, and 9,375 restricted shares of our common stock were awarded to Mr. Pooler, in each case based on their respective performance in 2018 (as more fully discussed below). The grant date fair value per share of these restricted shares was $8.00. These restricted shares were awarded under the 2010 Long-Term Incentive Plan. With regard to each such award, the restrictions expire with respect to one-half of these restricted shares on January 31, 2020 and with respect to the remaining one-half of these restricted shares on January 31, 2021, in each case, so long as Mr. Brafman or Mr. Pooler, as applicable, is then employed by the Company or any of its subsidiaries.

        Effective February 13, 2019, 550,000 restricted membership units of Cohen & Company, LLC, our majority owned subsidiary, were awarded to Mr. Cohen based on his performance in 2018 (as more fully discussed below). The grant date fair value per share of these restricted membership units was $0.80. These restricted membership units were awarded under the 2010 Long-Term Incentive Plan. The restrictions expire with respect to one-half of these restricted membership units on January 31, 2020 and with respect to the remaining one-half of these restricted membership units on January 31, 2021, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the expiration of the applicable restrictions on these membership units, Mr. Cohen may cause the Cohen & Company, LLC to redeem such membership units at any time thereafter for, at the Company's option, cash or one share of common stock for every ten such membership units.

Perquisites

        Perquisites did not constitute a material portion of the compensation paid to the executive officers for fiscal year 2017 or 2018. Executive officers are eligible to participate in all of the Company's employee benefit plans, such as medical, dental, group life, disability, accidental death and dismemberment insurance and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law.

Equity Compensation Plan Information

        The Company's 2006 Long-Term Incentive Plan (the "2006 Long-Term Incentive Plan") was approved by our stockholders at the special meeting held on October 6, 2006. The 2006 Long-Term Incentive Plan was amended on April 26, 2007 and June 18, 2008.

        Following the merger in December 2009 of Cohen & Company, LLC (formerly IFMI, LLC and Cohen Brothers, LLC) with and into a subsidiary of the Company, our Board assumed the Cohen Brothers, LLC 2009 Equity Award Plan (the "2009 Equity Award Plan") from Cohen & Company, LLC on December 16, 2009. The 2009 Equity Award Plan expired upon the vesting of restricted units of Cohen & Company, LLC on December 16, 2012. Mr. Cohen transferred 116,595 restricted shares of the Company's common stock to the Company in order to satisfy his obligation to fund the equity vesting under the 2009 Equity Award Plan pursuant to the Equity Plan Funding Agreement by and between Mr. Cohen and Cohen & Company, LLC.

        The 2010 Long-Term Incentive Plan was approved by our stockholders at the annual meeting held on December 10, 2010. The 2010 Long-Term Incentive Plan was amended on April 18, 2011, and amended and restated on March 8, 2012 and November 30, 2013, and amended on December 21, 2016.

        The following table provides information regarding the 2006 Long-Term Incentive Plan and the 2010 Long-Term Incentive Plan as of December 31, 2018:

	(a)	(b)	(c)
	Number of securities to be issued upon the exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	19,286	$40.00	380,272
Equity compensation plans not approved by security holders	—	—	—

(1)
See Note 20 to our consolidated financial statements included in the 2018 Form 10-K for further information regarding the 2006 Long-Term Incentive Plan and the Equity Plan Funding Agreement, and the 2010 Long-Term Incentive Plan.

COMPENSATION OF DIRECTORS

        The Company generally uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board of Directors. In accordance with the Company's compensation policy, for serving as a director for the fiscal year ended December 31, 2018, non-employee directors each received an annual cash fee of $75,000. The Chairperson of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee receive additional annual cash fees of $20,000, $3,750 and $3,750, respectively.

        The table below summarizes the compensation information for the Company's non-employee directors for the fiscal year ended December 31, 2018. Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL, is not included in the table below as he is deemed a "named executive officer" of the Company. Compensation for Mr. Cohen is shown on the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
G. Steven Dawson	86,875	—	—	—	—	—	86,875
Jack DiMaio	75,000	—	—	—	—	—	75,000
Jack Haraburda	78,750	—	—	—	—	—	78,750
Diana Louise Liberto	76,875	—	—	—	—	—	76,875

(1)
Amounts in this column represent annual Board fees and annual chair fees, on a pro-rated basis, earned by non-employee directors for service in 2018. Mr. Dawson and Ms. Liberto became chairs of the Audit Committee and the Nominating and Corporate Governance Committee, respectively, effective June 13, 2018.

        The Company reimburses all non-employee directors for travel and other reasonable expenses incurred in connection with attending its Board of Directors, committee and annual meetings.

 PROPOSAL FIVE—APPROVAL, ON AN ADVISORY BASIS, OF FREQUENCY OF VOTE TO
APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

        The Dodd-Frank Act provides that the Company's stockholders have the opportunity once every six years to indicate how frequently the Company should seek stockholder approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as disclosed in this proxy statement in accordance with Section 14A of the Exchange Act. At our 2013 Annual Meeting, the Board of Directors recommended, and the stockholders approved on an advisory (non-binding) basis, that future advisory votes on named executive compensation occur once every three years. In light of the Board of Directors' recommendation and the voting results at our 2013 Annual Meeting, with respect to this topic, the Board of Directors has held the "say on pay" vote once every three years. By voting on this Proposal Five, stockholders may indicate whether they would prefer that the advisory vote on the compensation of the Company's named executive officers occur once every one, two, or three years.

        Our Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for the Company and, therefore, our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. By contrast, a more frequent vote might lead to a short-term perspective on executive compensation that is inconsistent with the longer-term approach taken by our Compensation Committee and with which we currently view our business. We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation.

        We recognize that our stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation.

        The Company submits the following proposal:

    "RESOLVED, that the Company hold a stockholder advisory vote to approve the compensation of the Company's named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, with a frequency of once every one year, two years or three years, whichever receives the highest number of votes cast with respect to this resolution."

        You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to this Proposal.

        Because your vote on this Proposal Five is advisory, it will not bind the Company or our Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take the results into consideration in determining how frequently future stockholder advisory votes on the compensation of our named executive officers will occur.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION ONCE EVERY THREE YEARS. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION ONCE EVERY THREE YEARS.

 PROPOSAL SIX—RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Grant Thornton LLP to be the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

        Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required under the laws of the State of Maryland, by our Bylaws or otherwise. However, our Board of Directors believes that it is good corporate practice to seek stockholder ratification of the selection of our independent registered public accounting firm. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm during the year if it determines that such a change would be in our best interests and those of our stockholders.

        Representatives of Grant Thornton LLP are expected to be present at the Company's 2019 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our stockholders.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH RATIFICATION.

 PRINCIPAL ACCOUNTING FIRM FEES

        During the years ended December 31, 2018 and December 31, 2017, Grant Thornton LLP provided various audit and non-audit services to the Company and its subsidiaries. The aggregate fees billed by Grant Thornton LLP to the Company and its subsidiaries for the years ended December 31, 2018 and 2017 were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Audit Fees(1)	$552,181	$580,609
Audit-Related Fees(2)	19,294	40,294
Tax Fees	—	—
All Other Fees	—	—

Total Principal Accounting Firm Fees	$571,475	$620,903

(1)
Audit fees relate to services rendered by Grant Thornton LLP in connection with: (a) the audits of the annual financial statements included in our Annual Reports on Form 10-K and services attendant to, or required by, statute or regulation; (b) the reviews of the financial statements included in our Quarterly Reports on Form 10-Q; (c) other services related to SEC and other regulatory filings, including providing consents; (d) services provided in connection with the statutory audits of our U.S. broker-dealer and United Kingdom and French subsidiaries; and (e) accounting and financial consultation attendant to the audit.

(2)
Audit-related fees include fees related to the Company's 401(k) savings plan.

        The Audit Committee must pre-approve all audit services and non-audit services provided to the Company or our subsidiaries by our independent registered public accounting firm, except for non-audit services covered by the de minimis exception in Section 10A of the Exchange Act. All of the audit and audit-related fees described above for which Grant Thornton LLP billed for the fiscal years ended December 31, 2018 and December 31, 2017 were pre-approved by the Audit Committee.

        The Audit Committee considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm at our Audit Committee's regularly scheduled and special meetings. The Audit Committee has delegated to its Chairman, an independent member of our Board of Directors, the authority to grant pre-approvals of all audit, review and attest services and non-attest services other than the fees and terms for our annual audit, provided that any such pre-approval by the Chairman shall be reported to our Audit Committee at its next scheduled meeting.

        The Audit Committee has considered whether the provision of these services is compatible with maintaining the independent registered public accounting firm's independence and has determined that such services have not adversely affected the independence of our independent registered public accounting firm.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The following is a report by the Audit Committee regarding the responsibilities and functions of the Audit Committee. This report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Exchange Act, except to the extent the Company specifically incorporates this report of the Audit Committee by reference therein.

        The Audit Committee oversees our financial reporting process on behalf of the Board of Directors in accordance with the Audit Committee charter. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles ("GAAP"). Our independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and, if required by applicable law, an audit of the effective operation of the Company's internal control over financial reporting. The Audit Committee's responsibility is to oversee and review these processes. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements in the 2018 Form 10-K, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management and the independent registered public accounting firm the Company's internal controls over financial reporting, including a review of management's and the independent registered public accounting firm's assessments of and reports on the effectiveness of internal controls over financial reporting and any significant deficiencies or material weaknesses and discussed with management and the independent registered public accounting firm, as applicable, the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002, as amended, to accompany the Company's periodic filings with the SEC.

        In addition, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on their independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as currently in effect, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to their independence. When considering the independence of the independent registered public accounting firm, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit of the Company's consolidated financial statements and reviews of its consolidated financial statements, including in its Quarterly Reports on Form 10-Q, was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as subsequently superseded by Auditing Standard No. 1301.

        In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the year ended December 31, 2018 be included in the 2018 Form 10-K.

        The Audit Committee is composed of three independent non-employee directors and operates under a written charter adopted by the Board of Directors (which is available on our website at http://www.cohenandcompany.com). The Audit Committee currently consists of Ms. Liberto, Mr. Haraburda and Mr. Dawson, who serves as the Audit Committee Chairman. The Board of Directors, in its judgment, has determined that each committee member meets the independence requirements of the SEC and the NYSE American. The Board of Directors has also determined that each member of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the applicable NYSE American listing standards currently in effect, and that Mr. Dawson is an "audit committee financial expert," as defined under Item 407(d)(5) of Regulation S-K.

        The Audit Committee held seven meetings during fiscal year 2018. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the independent registered public accounting firm. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. Audit Committee members rely, without independent investigation or verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with GAAP or that Grant Thornton LLP is in fact "independent."

Respectfully Submitted,

Audit Committee
G. Steven Dawson, Chairman
Diana Louise Liberto
Jack Haraburda

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to us regarding the beneficial ownership of our common stock and Series E Preferred Stock as of April 16, 2019 by (1) each person known by us to own beneficially more than 5% of our outstanding common stock or Series E Preferred Stock, as applicable, (2) each current director and Director Nominee, (3) each named executive officer, and (4) all current directors and executive officers as a group. The number of shares of our stock beneficially owned by each entity, person, director, executive officer or named executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any stock as to which the individual has the sole or shared voting power or investment power and also any stock that the individual has a right to acquire within 60 days from April 18, 2019 through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting and investment power with respect to the stock set forth in the following table.

Name	Series E Preferred Stock Beneficially Owned	Percent of Class(1)	Common Stock Beneficially Owned	Percent of Class(2)
Greater than 5% percent owners:
Betsy Zubrow Cohen(3)	—	—	83,595	6.87%
Edward E. Cohen(4)	—	—	349,895	23.93%
EBC 2013 Family Trust(5)	—	—	280,000	19.75%
Christopher Ricciardi(6)	—	—	103,084	8.28%
Directors and Named Executive Officers:
Lester R. Brafman(7)	—	—	69,537	5.71%
Daniel G. Cohen(8)	4,983,557	100%	344,113	24.27%
G. Steven Dawson(9)	—	—	25,248	2.07%
Jack J. DiMaio, Jr.	—	—	15,633	1.28%
Jack Haraburda	—	—	6,284	*
Diana Louise Liberto	—	—	10,338	*
Joseph W. Pooler, Jr.(10)	—	—	40,076	3.29%
All current executive officers and directors as a group (7 persons)(11)	4,983,557	100%	511,229	36.06%

*
Beneficial ownership of less than 1% of the class is omitted.

(1)
Based on 4,983,557 shares of the Series E Preferred Stock issued and outstanding on April 16, 2019.

(2)
Based on 1,217,624 shares of the Company's common stock issued and outstanding on April 16, 2019.

(3)
The common stock includes 8,837 shares held by Solomon Investment Partnership, L.P. (the "Solomon Investment Partnership Shares"). Betsy Zubrow Cohen and Edward E. Cohen, her spouse, are the sole shareholders, officers and directors of the corporate general partner of Solomon Investment Partnership, L.P. and are the sole partners of the partnership. Betsy Zubrow Cohen and Edward E. Cohen share voting and dispositive power over the Solomon Investment Partnership Shares. Betsy Zubrow Cohen is the mother of Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL.

The number of shares of common stock beneficially owned by Betsy Zubrow Cohen and set forth in the table above is based on the Schedule 13D filed by Betsy Zubrow Cohen with the SEC on September 8, 2015.

The address for this stockholder is 1240 North Casey Key Road, Osprey, Florida 34229.

(4)
The common stock includes the Solomon Investment Partnership Shares, over which Edward E. Cohen and Betsy Zubrow Cohen, his spouse, share voting and dispositive power. The common stock also includes the 244,411 shares of common stock (representing one share less than twenty percent of the 1,222,060 share of common stock issued and outstanding as of September 25, 2018, the date of the Cohen IRA Note Amendment) into which the Cohen IRA Note may currently be converted assuming all of the interest thereunder is paid to the holder thereof in cash. The common stock does not include the 14,316 additional shares of common stock into which the Cohen IRA Note may be converted assuming none of the interest thereunder is paid to the holder thereof in cash. Edward E. Cohen is the father of Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL.

The number of shares of common stock beneficially owned by Edward E. Cohen and set forth in the table above is based on the Schedule 13D filed by Edward E. Cohen with the SEC on September 8, 2015 and information provided by the Company.

The address for this stockholder is 1240 North Casey Key Road, Osprey, Florida 34229.

(5)
The common stock includes 80,000 shares of common stock (the "EBC Shares") issued to EBC, as assignee of CBF, on September 25, 2013 at $20.00 per share (for an aggregate amount of $1,600,000) in connection with the CBF Purchase Agreement.

The common stock also includes 200,000 shares of common stock into which the EBC Note may be converted assuming all of the interest thereunder is paid to the holder thereof in cash. The common stock does not include the 7,834 additional shares of common stock into which the EBC Note may be converted assuming none of the interest thereunder is paid to the holder thereof in cash (the "Additional EBC Conversion Shares"). Edward E. Cohen is the father of Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL. All of the common stock is pledged as security.

The number of shares of common stock beneficially owned by EBC Trust and set forth in the table above is based on the Schedule 13D filed by EBC Trust with the SEC on September 30, 2013 and information provided by the Company.

The address for this stockholder is c/o Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

(6)
Mr. Ricciardi served as a director of the Company from September 24, 2013 until December 21, 2015. The common stock includes 268,445 units of membership interests in Cohen & Company, LLC (223,520 of which are owned by Mr. Ricciardi and 44,925 of which are owned by Stephanie Ricciardi, Mr. Ricciardi's spouse), which Mr. Ricciardi may cause the Company to redeem into, at the Company's option, cash or 26,845 shares of common stock or cash.

The number of shares of common stock beneficially owned by Mr. Ricciardi and set forth in the table above is based on the Schedule 13D filed by Mr. Ricciardi with the SEC on July 2, 2009, as amended on December 21, 2009, December 24, 2009, April 25, 2011, July 17, 2011, May 15, 2013, September 30, 2013, September 1, 2015, October 19, 2015, November 6, 2015, January 2, 2018 and January 5, 2018 and information provided by the Company.

The address for this stockholder is 51 Shellbark Lane, Briarcliff Manor, New York 10510.

(7)
Mr. Brafman is the Chief Executive Officer of the Company and of Cohen & Company, LLC. The common stock includes 19,139 restricted shares granted on February 21, 2018, half of which vested on January 31, 2019 and the remaining half of which will vest on January 31, 2020 so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. The common stock also includes 27,500 restricted shares granted on February 13, 2019, half of which will vest on January 31, 2020 and the remaining half of which will vest on January 31, 2021, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries.

(8)
Mr. Cohen is the Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President, a director and the Chief Investment Officer of CCFL. Of the common stock, 160,325 shares are pledged as security. The common stock includes 23,922 held directly by Mr. Cohen. The common stock also includes, 40,191 restricted shares granted on February 21, 2018, half of which vested on January 31, 2019 and the remaining half of which will vest on January 31, 2020 so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. The common stock includes the EBC Shares and the 200,000 shares of common stock into which the EBC Note may currently be converted assuming all of the interest thereunder is paid to the holder thereof in cash, of which Mr. Cohen may be deemed a beneficial owner as the result of his being a trustee of EBC Trust and because Mr. Cohen has sole voting power with respect to all shares held by the EBC Trust. The common stock does not include any portion of the Additional EBC Conversion Shares.

The address for this stockholder is c/o Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

(9)
Mr. Dawson is a director of the Company. All of the common stock is held by Corriente Private Trust. Mr. Dawson is the primary trustee and sole beneficiary of Corriente Private Trust and, through Corriente Private Trust, he has voting and investment control with respect to the securities held therein.

(10)
Mr. Pooler is the Executive Vice President, Chief Financial Officer and Treasurer of the Company. The common stock includes 4,785 restricted shares granted on February 21, 2018, half of which vested on January 31, 2019 and the remaining half of which will vest on January 31, 2020 so long as Mr. Pooler is then employed by the Company or any of its subsidiaries. The common stock also includes, 9,375 restricted shares granted on February 13, 2019, half of which will vest on January 31, 2020 and the remaining half of which will vest on January 31, 2021, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.

(11)
The common stock includes the EBC Shares and the 200,000 shares of common stock into which the EBC Note may currently be converted assuming all of the interest thereunder is paid to the holder thereof in cash, of which Daniel G. Cohen may be deemed to be a beneficial owner, as described in note (8) above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, which are referred to in this report as "reporting persons," to file reports of ownership and changes in ownership with the SEC. Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC. To our knowledge, based solely on our review of the copies of the Section 16(a) forms furnished to us or upon written representations from certain of these reporting persons that no other reports were required, all Section 16(a) filing requirements applicable to the reporting persons were timely filed during our 2018 fiscal year, except that (i) following the withholding of 4,233 shares of common stock by the Company to fund certain tax liabilities incurred by Mr. Pooler in connection with the vesting, on January 31, 2018, of 8,608 shares of restricted common stock granted to Mr. Pooler by the Company under the 2010 Long-Term Incentive Plan, Mr. Pooler did not file a Form 4 until February 16, 2018; (ii) following the withholding of 444 shares of common stock by the Company to fund certain tax liabilities incurred by Douglas Listman, the Company's Chief Accounting Officer, in connection with the vesting, on January 31, 2018, of 1,250 shares of restricted common stock granted to Mr. Listman by the Company under the 2010 Long-Term Incentive Plan, Mr. Listman did not file a Form 4 until February 16, 2018; and (iii) following a sale by Mr. Haraburda to the Company of 17,555 shares of common stock on August 29, 2018, Mr. Haraburda did not file a Form 4 until September 6, 2018.

 CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION

        This section of our proxy statement contains information about a variety of our corporate governance policies and practices. In this section, you will find information about how we are complying with the corporate governance rules of the NYSE American, which were approved by the SEC. We are committed to operating our business under strong and accountable corporate governance practices. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.

Code of Business Conduct and Ethics

        We have established a Code of Business Conduct and Ethics (the "Code of Ethics") that sets forth basic principles of conduct and ethics to guide all of our employees, officers and directors. The purpose of the Code of Ethics is to:

  •
  Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  Promote avoidance of conflicts of interest, including disclosure to an appropriate person or committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

  •
  Promote full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

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  Promote compliance with applicable governmental laws, rules and regulations;

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  Promote the prompt internal reporting to an appropriate person or committee of violations of the Code of Ethics;

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  Promote accountability for adherence to the Code of Ethics;

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  Provide guidance to employees, officers and directors to help them recognize and deal with ethical issues;

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  Provide mechanisms to report unethical conduct; and

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  Help foster our long-standing culture of honesty and accountability.

        A waiver of any provision of the Code of Ethics as it relates to any director or executive officer must be approved by our Board of Directors without the involvement of any director who will be personally affected by the waiver or by a committee consisting entirely of directors, none of whom will be personally affected by the waiver. Waivers of the Code of Ethics for directors or executive officers will be promptly disclosed to our stockholders as required by applicable law. A waiver of any provision of the Code of Ethics as it relates to any other officer or employee must be approved by our Chief Financial Officer or Chief Legal Officer, if any, but only upon such officer or employee making full disclosure in advance of the behavior in question.

        The Code of Ethics is available on our website at http://www.cohenandcompany.com and is also available in print free of charge to any stockholder who requests a copy by submitting a written request to Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, attention: Corporate Secretary.

Director Independence

        Our Board of Directors is comprised of a majority of independent directors. In order for a director to be considered "independent," our Board of Directors must affirmatively determine, based upon its review of all relevant facts and circumstances and after considering all applicable relationships, if any, that each of the current directors has no direct or indirect material relationship with the Company or its affiliates and satisfies the criteria for independence established by the NYSE American and the applicable rules promulgated by the SEC. Our Board of Directors has determined that each of the following members of the Board of Directors is independent: G. Steven Dawson, Jack Haraburda and Diana Louise Liberto. Our Board of Directors has determined that Daniel G. Cohen is not independent because he is an employee of the Company. Our Board of Directors has determined that Jack J. DiMaio, Jr. is not independent because of the contractual relationships and obligations among the Company and JKD Capital Partners I LTD ("JKD Capital Partners") (see "Certain Relationships and Related Party Transactions—JKD Capital Partners"). Additionally, our Board of Directors determined that each of the following former members of the Board of Directors who served on the Board of Directors during the Company's last fiscal year were independent at the time each such individual served on the Board of Directors: Thomas P. Costello, James J. McEntee III and Neil S. Subin.

        It is the policy of our Board of Directors that the independent members of our Board of Directors meet separately without management directors at least twice per year during regularly scheduled Board meetings to discuss such matters as the independent directors consider appropriate. In 2018, the Company's independent directors met separately without management directors four times.

Leadership Structure

        The roles of Chairman of the Board and Chief Executive Officer are currently filled by separate individuals. Daniel G. Cohen is our Chairman and Lester R. Brafman is our Chief Executive Officer. The Board believes that the separation of the offices of the Chairman and Chief Executive Officer is appropriate at this time because it allows our Chief Executive Officer to focus primarily on the Company's business strategy, operations and corporate vision. However, the Board does not have a policy mandating that the roles of Chairman and Chief Executive Officer continue to be separated. Our Board elects our Chairman and our Chief Executive Officer, and each of these positions may be held by the same person or may be held by different people. We believe it is important that the Board retain flexibility to determine whether the two roles should be separate or combined based upon the Board's assessment of the Company's needs and leadership at a given point in time.

        As noted above, the independent directors meet without management present at regularly scheduled executive sessions. The current leadership model, when combined with the composition of the Board, the strong leadership of our independent directors and Board committees and the highly effective corporate governance structures and processes already in place, strikes an appropriate balance between consistent leadership and independent oversight of the Company's business and affairs.

Role of the Board in Risk Oversight

        The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas conducted by relevant Board committees that report on their findings to the Board. The oversight responsibility of the Board and the Board committees is facilitated by management reporting processes designed to provide information to the Board concerning the identification, assessment and management of critical risks and management's risk mitigation strategies and practices. These areas of focus include compensation, financial (including accounting, reporting, credit, liquidity and tax), operational, legal, regulatory, compliance, political and strategic risks. The full Board (or the appropriate Board committee), in concert with the appropriate members of management within the Company, reviews management reports to formulate risk identification, risk management and risk mitigation strategies. When a Board committee initially reviews management reports, the Chairman of the relevant Board committee briefs the full Board on the specifics of the matter at the next Board meeting. This process enables the Board to coordinate the risk oversight role, particularly with respect to risks spanning more than one operational area. The Board's role in risk oversight does not have a direct effect on the Board's leadership structure.

Recommendation of Nominees to Our Board of Directors

        Subject to the rights of certain stockholders to nominate directors (see Proposal One—Election of Directors, "Rights of Certain Stockholders to Nominate Directors" above), our Board of Directors is responsible for the selection of nominees for election or appointment to the Board of Directors based on recommendations of our Nominating and Corporate Governance Committee, which is currently comprised of Mr. Dawson, Mr. Haraburda and Ms. Liberto. Our Nominating and Corporate Governance Committee may consider nominees recommended by management and stockholders using the criteria approved by the Board of Directors to evaluate all candidates. Our Nominating and Corporate Governance Committee reviews each candidate's qualifications, including whether a candidate possesses any of the specific qualities and skills desirable for members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, our Nominating and Corporate Governance Committee recommends the candidate for consideration by the full Board of Directors. Our Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity.

        Our Board of Directors' policy is to encourage the selection of directors who will contribute to our overall corporate goals. Our Nominating and Corporate Governance Committee may, from time to time, review the appropriate skills and characteristics required of members of our Board of Directors, including such factors as business experience, diversity and personal skills in finance, marketing, financial reporting and other areas that are expected to contribute to an effective board. We do not have a specific policy on diversity of the Board of Directors. Instead, the Board of Directors evaluates nominees in the context of the Board of Directors as a whole, with the objective of recommending a group that can best support the success of the business and, based on the group's diversity of experience, represent stockholder interests through the exercise of sound judgment. Such diversity of experience may be enhanced by a mix of different professional and personal backgrounds and experiences. Diversity is considered broadly and includes variety in personal and professional backgrounds, experience and skills, geographic location, as well as differences in gender, race, ethnicity and age. In evaluating potential candidates for our Board of Directors, our Nominating and Corporate Governance Committee will consider these factors in light of the specific needs of the Board at the time of its evaluation.

        Our Nominating and Corporate Governance Committee may consider director candidates recommended by our stockholders. Our Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of our Board of Directors. To recommend a prospective nominee for consideration by our Nominating and Corporate Governance Committee, the candidate's name and qualifications must be submitted in writing to our Secretary, Rachael Fink, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, in accordance with the requirements set forth in the Company's charter and Bylaws.

Communications with Our Company

        Any employee, stockholder or other person may communicate with our Board of Directors or individual directors. Any such communications may be sent in writing to Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, Attn: Board of Directors.

        Our Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by our Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. If you wish to contact our Audit Committee to report complaints or concerns relating to the financial reporting of our Company, you may do so in writing to the Chairman of the Audit Committee at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

        Any such communications may be made anonymously. We also have a compliance telephone hotline that may be used, on an anonymous basis or otherwise, to report any concerns or violations of our standards of conduct, policies or laws and regulations. The number to the hotline is (800) 399-3595.

Director Attendance at Annual Meeting

        Although director attendance at our annual meeting of stockholders each year is strongly encouraged, we do not have an attendance policy. Messrs. Cohen, Dawson and Haraburda and Ms. Liberto attended our 2018 annual meeting of stockholders.

 MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS

Meetings of the Board of Directors

        During the 2018 fiscal year, our Board of Directors held five meetings. Each of our directors attended at least 75% of the total number of meetings held by our Board of Directors during 2018.

Committees of the Board of Directors

        The Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board of Directors has affirmatively determined that each current committee member and each of the anticipated committee members following the 2019 Annual Meeting of Stockholders satisfies the independence requirements of the NYSE American and the SEC for membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. From time to time our Board of Directors may establish a new committee or disband a current committee depending upon the circumstances.

Audit Committee

        We have a separately designated standing Audit Committee of our Board of Directors, as defined in Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently comprised of three of our independent directors: Messrs. Dawson and Haraburda and Ms. Liberto. Mr. Dawson is the Chairman of our Audit Committee. Our Board of Directors has determined that each of the current members of our Audit Committee is "independent" within the meaning of the rules of the NYSE American and the SEC and that each such individual is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE American. In addition, our Board of Directors has determined that Mr. Dawson is an "audit committee financial expert" as defined by the SEC. Our Audit Committee operates under a written charter that was originally adopted in 2006 and amended in 2007, 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, free of charge, to any stockholder who requests a copy by submitting a written request to our Secretary, Rachael Fink, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104. Our Audit Committee met seven times in 2018. Each of the members of the Audit Committee attended at least 75% of the total number of meetings held by the Audit Committee during 2018.

        Our Audit Committee has responsibility for engaging independent registered public accounting firms, reviewing with them the plans and results of the audit engagement, approving the professional services they provide to us, reviewing their independence and considering the range of audit and non-audit fees. Our Audit Committee assists our Board of Directors with oversight of (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) the qualifications, independence and performance of the registered public accounting firm that we employ for the audit of our financial statements; and (d) the performance of the people responsible for our internal audit function. Among other things, our Audit Committee prepares the Audit Committee report for inclusion in our annual proxy statement, conducts an annual review of its charter and evaluates its performance on an annual basis. Our Audit Committee also establishes procedures for the receipt, retention and treatment of complaints that we receive regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Our Audit Committee has the authority to retain counsel and other experts or consultants at our expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of our Board of Directors.

Compensation Committee

        The current members of the Compensation Committee are Messrs. Dawson and Haraburda and Ms. Liberto. Mr. Haraburda is the Chairman of the Compensation Committee. Our Board of Directors has determined that each of the current members of the Compensation Committee is "independent" within the meaning of the rules of the NYSE American.

        The Compensation Committee assists our Board of Directors in discharging its responsibilities relating to compensation of our directors and officers. The Compensation Committee has overall responsibility for evaluating, recommending changes to and administering our compensation plans, policies and programs. Among other things, the Compensation Committee (a) reviews the Company's overall compensation structure, policies and programs; (b) makes recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans; (c) annually reviews the compensation of directors for service on the Board of Directors and its committees and recommends changes in Board compensation; (d) annually reviews the performance of our Chief Executive Officer and communicates the results of the review to the Chief Executive Officer and the Board of Directors; (e) if required by applicable law, produces an annual report on executive compensation for inclusion in our annual proxy statement; (f) annually reviews and reassesses the adequacy of its charter and recommends any proposed changes to the Board for approval; and (g) annually reviews its performance. The Compensation Committee has authority to grant awards under our 2006 Long-Term Incentive Plan, as amended, and our 2010 Long-Term Incentive Plan. The Compensation Committee also has the authority to retain counsel and other experts or consultants at the Company's expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of the Board of Directors.

        The Compensation Committee operates under a written charter that was originally adopted in 2006 and amended in 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, without charge, to any stockholder who requests a copy. The Compensation Committee met two times in 2018. Each of the committee members attended all of the meetings of our Compensation Committee held during fiscal year 2018.

Nominating and Corporate Governance Committee

        The current members of the Nominating and Corporate Governance Committee are Messrs. Dawson and Haraburda and Ms. Liberto. Ms. Liberto is the Chair of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that each of the current members of the Nominating and Corporate Governance Committee is "independent" within the meaning of the rules of the NYSE American.

        The Nominating and Corporate Governance Committee's primary functions are to (a) recommend to the Board of Directors qualified candidates for election as directors and recommend a slate of nominees for election as directors at our annual meeting; (b) periodically prepare and submit to the Board of Directors for adoption its selection criteria for director nominees; (c) review and make recommendations on matters involving the general operation of the Board of Directors, including development and recommendation of our corporate governance guidelines; (d) annually recommend to the Board of Directors nominees for each committee of the Board; and (e) facilitate the assessment of the Board's performance as a whole and of the individual directors and report thereon to the Board of Directors. The Nominating and Corporate Governance Committee has the authority to retain counsel and other experts or consultants at the Company's expense that it deems necessary or appropriate to enable it to carry out its duties without seeking the approval of the Board of Directors.

        The Nominating and Corporate Governance Committee operates under a written charter that was originally adopted in 2006 and amended in 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, without charge, to any stockholder who requests a copy. Our Nominating and Corporate Governance Committee met two times in 2018. Each of the committee members attended all of the meetings of our Nominating and Corporate Governance Committee held during fiscal year 2018.

EXECUTIVE OFFICERS

        Set forth below is information regarding our executive officers as of            , 2019.

Name	Age	Position
Lester R. Brafman	56	Chief Executive Officer
Daniel G. Cohen	49	President and Chief Executive, European Business
Joseph W. Pooler, Jr.	53	Executive Vice President, Chief Financial Officer and Treasurer

        Lester R. Brafman, age 56, has served as the Chief Executive Officer of the Company and of Cohen & Company, LLC since September 16, 2013. Mr. Brafman served as the President of the Company and of Cohen & Company, LLC from June 3, 2013 until September 16, 2013. Prior to joining the Company and Cohen & Company, LLC, Mr. Brafman served as a Managing Director at Goldman Sachs & Co. from July 2001 until August 2012. During his tenure at Goldman Sachs, Mr. Brafman held various positions including in Leveraged Finance Sales; as Chief Operating Officer of Global Credit and Mortgage Trading; and as Head of High Yield and Distressed Trading. Prior to joining Goldman Sachs, Mr. Brafman served as a Managing Director at Credit Suisse First Boston from July 1994 until October 2000 where, over the course of his employment, he served as Head of High Yield Trading and as Head of Emerging Market and Sovereign Trading. Prior to joining Credit Suisse, Mr. Brafman worked at Wasserstein Perella & Co. from March 1992 until July 1994, and at Lehman Brothers Holdings Inc. from September 1988 until March 1992. Mr. Brafman received a B.A. from Columbia University and an M.B.A. from the Amos Tuck School of Business Administration, Dartmouth College.

        Daniel G. Cohen, age 49, has served as the President and Chief Executive of the Company's European Business since September 16, 2013. See Proposal One—Election of Directors, "Names of the Director Nominees and Biographical Information; Qualifications" above for Mr. Cohen's biographical information.

        Joseph W. Pooler, Jr., age 53, has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since December 16, 2009 and as Cohen & Company, LLC's Chief Financial Officer since November 2007 and as Chief Administrative Officer since May 2007. From July 2006 to November 2007, Mr. Pooler also served as Senior Vice President of Finance of Cohen & Company, LLC. From November 2007 to March 2009, Mr. Pooler also served as Chief Financial Officer of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations. Prior to joining Cohen & Company, LLC, from 1999 to 2005, Mr. Pooler held key management positions at Pegasus Communications Corporation (now known as The Pegasus Companies, Inc. (OTC: PEGX)), which operated in the direct broadcast satellite television and broadcast television station segments. While at Pegasus, Mr. Pooler held various positions including Chief Financial Officer, Principal Accounting Officer and Senior Vice President of Finance. From 1993 to 1999, Mr. Pooler held various management positions with MEDIQ, Incorporated, including Corporate Controller, Director of Operations and Director of Sales Support. Mr. Pooler holds a B.A. from Ursinus College, an M.B.A. from Drexel University and was a Certified Public Accountant in the Commonwealth of Pennsylvania (license lapsed).

        No executive officer was selected as a result of any arrangement or understanding between the executive officer or any other person. All executive officers are appointed annually by, and serve at the discretion of, our Board of Directors.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The Company has identified the following related party transactions since January 1, 2017. Unless indicated otherwise, all dollar amounts (except share and per share data) in the section below are in thousands. Each of the transactions below were approved or ratified in accordance with our policies regarding related party transactions, which are described in greater details below.

A.    The Bancorp, Inc.

        The Bancorp, Inc. ("TBBK") is identified as a related party because Daniel G. Cohen, the Company's Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company's European Business, and President of CCFL, is TBBK's Chairman. TBBK maintained deposits for the Company in the amount of $0 and $81 as of December 31, 2018 and 2017, respectively.

        As part of the Company's broker-dealer operations, the Company from time to time purchases securities from third parties and sells those securities to TBBK. The Company may purchase securities from TBBK and ultimately sell those securities to third parties. The Company recognized trading revenue (i.e., the gain or loss realized, or commission earned by the Company) for these transactions in the amounts of $2 in 2019, $43 in 2018 and $47 in 2017.

        From time to time, the Company will enter into repurchase agreements with TBBK as its counterparty. As of December 31, 2018 and 2017, the Company had repurchase agreements with TBBK as the counterparty in the amounts of $0 and $64,370, respectively. The fair value of the collateral provided to TBBK by the Company relating to these repurchase agreements was $0 and $66,862 at December 31, 2018 and 2017, respectively. The Company incurred interest expense related to repurchase agreements with TBBK as its counterparty in the amounts of $1,708 and $1,309 for the years ended December 31, 2018 and 2017, respectively.

B.    Cohen Bros. Financial, LLC ("CBF") and EBC 2013 Family Trust ("EBC")

        CBF has been identified as a related party because CBF is wholly owned by Daniel G. Cohen.

        EBC has been identified as a related party because Mr. Cohen is a trustee of EBC and has sole voting power with respect to all shares of the Company held by EBC.

        On September 25, 2013, in connection with the CBF Purchase Agreement, the Company issued to EBC, as assignee of CBF, the $1,600 in shares of common stock and the EBC Note in the aggregate principal amount of $2,400. The Company incurred interest expenses relating to the EBC Note in the amounts of $47 in 2019, $228 in 2018 and $236 in 2017.

        Additional information regarding EBC's September 2013 investment in the Company is included in Note 18 to the Company's audited financial statements for the year ended December 31, 2018 in the 2018 Form 10-K.

        On September 29, 2017, Cohen & Company, LLC entered into investment agreements with each of CBF and the DGC Family Fintech Trust, a trust established by Daniel G. Cohen, pursuant to which CBF and the DGC Family Fintech Trust agreed to invest $8,000 and $2,000, respectively, into Cohen & Company, LLC, all of which was paid on September 29, 2017. The Company incurred interest expenses on the CBF investment of $119 in 2019, $470 in 2018 and $71 in 2017. Additional information regarding CBF's September 2017 investment in Cohen & Company, LLC is included in Note 17 to the Company's audited financial statements for the year ended December 31, 2018 in the 2018 Form 10-K.

C.    The Cohen IRA

        In connection with the Mead Park Purchase Agreement, on September 25, 2013, the Company issued to the MP Buyer $3,898 of the Company's common stock and the MP Notes in the aggregate principal amount of $5,848. On August 28, 2015, the MP Buyer sold $4,386 of the MP Notes and 146,188 shares of the Company's common stock to the Cohen IRA, of which Edward E. Cohen is the benefactor. Edward E. Cohen is the father of Daniel G. Cohen. The Company incurred interest expenses relating to the Cohen IRA Notes in the amounts of $87 in 2019, $417 in 2018 and $431 in 2017.

D.    JKD Capital Partners

        On October 3, 2016, Cohen & Company, LLC entered into an Investment Agreement (the "JKD Investment Agreement") with JKD Capital Partners, pursuant to which JKD Capital Partners agreed to invest into Cohen & Company, LLC up to $12,000, of which $6,000 was invested into Cohen & Company, LLC on October 3, 2016 and an additional $1,000 was invested on January 25, 2017.

        JKD Capital Partners is identified as a related party because it is owned by Jack J. DiMaio, Jr., the Vice Chairman of the Board of Directors and Board of Managers of Cohen & Company, LLC, and his spouse. Pursuant to the JKD Investment Agreement, in exchange for JKD Capital Partners' investment in Cohen & Company, LLC, Cohen & Company, LLC agreed to pay to JKD Capital Partners, in arrears following each calendar quarter during the term of the JKD Investment Agreement, an amount (the "JKD Investment Return") equal to 50% of the difference between (i) the revenues generated during such quarter by the activities of JVB's Institutional Corporate Trading business, and (ii) certain expenses incurred by JVB's Institutional Corporate Trading business during such calendar quarter. In addition, pursuant to the JKD Investment Agreement, at any time following October 3, 2019, JKD Capital Partners may, upon two months' notice to Cohen & Company, LLC, cause Cohen & Company, LLC to pay (a "Redemption") to JKD Capital Partners an amount equal to the "Investment Balance" (as defined in the JKD Investment Agreement) as of the day prior to such Redemption. Further, if Cohen & Company, LLC or JVB sells JVB's Institutional Corporate Trading business to any unaffiliated third party, and such sale is not part of a larger sale of all or substantially all of the assets or equity securities of Cohen & Company, LLC or JVB, Cohen & Company, LLC will pay to JKD Capital Partners an amount equal to 25% of the net consideration paid to Cohen & Company, LLC in connection with such sale, after deducting certain amounts and certain expenses incurred by Cohen & Company, LLC or JVB in connection with such sale.

        On March 6, 2019, JKD Capital Partners and Cohen & Company, LLC entered into an amendment to the JKD Investment Agreement (the "JKD Investment Agreement Amendment"), pursuant to which the term "JKD Investment Return" under the JKD Investment Agreement was amended to mean (A) during the fourth quarter of 2018, an amount equal to 42% of the difference between (i) the revenues generated during a quarter by the activities of JVB's Institutional Corporate Trading business and (ii) certain expenses incurred by JVB's Institutional Corporate Trading business (the "JVB Institutional Corporate Trading Business Net Revenue"), and (B) commencing on January 1, 2019 and for each quarter during the remainder of the term of the JKD Investment Agreement, an amount equal to a percentage of the JVB Institutional Corporate Trading Business Net Revenue, which percentage is based on JKD Capital Partners' investment under the JKD Investment Agreement as a percentage of the total capital allocated to JVB's Institutional Corporate Trading business.

        In connection with the JKD Investment Agreement, as amended by the JKD Investment Agreement Amendment, the Company paid JKD Investment Returns to JKD Capital Partners equal to $278 in 2019, $1,968 in 2018 and $831 in 2017.

        Additional information regarding JKD Capital Partners' investment in Cohen & Company, LLC pursuant to the JKD Investment Agreement is included in Notes 17 and 31 to the Company's audited financial statements for the year ended December 31, 2018 in the 2018 Form 10-K.

E.    The DGC Family Fintech Trust

        The DGC Family Fintech Trust has been identified as a related party because Daniel G. Cohen's children are beneficiaries of the trust. Mr. Cohen does not have any voting or dispositive control of securities held in the interest of the trust.

        On March 10, 2017, the Company and Cohen & Company, LLC entered into a Securities Purchase Agreement with The DGC Family Fintech Trust, pursuant to which The DGC Family Fintech Trust agreed to purchase from Cohen & Company, LLC a convertible senior secured promissory note in the aggregate principal amount of $15,000. The Company incurred interest on this investment of $360 in 2019, $1,445 in 2018 and $1,154 in 2017. Additional information regarding The DGC Family Fintech Trust's investment in Cohen & Company, LLC pursuant to the Securities Purchase Agreement is included in Notes 6 and 18 to the Company's audited financial statements for the year ended December 31, 2018 in the 2018 Form 10-K.

        As noted above, on September 29, 2017, Cohen & Company, LLC entered into an investment agreement with The DGC Family Fintech Trust, pursuant to which The DGC Family Fintech Trust invested $2,000 into Cohen & Company, LLC. The Company incurred interest expenses on this investment $30 in 2019, $118 in 2018 and $18 in 2017. Additional information regarding The DGC Family Fintech Trust's September 2017 investment in Cohen & Company, LLC is included in Note 17 to the Company's audited financial statements for the year ended December 31, 2018 in the 2018 Form 10-K.

F.     Directors and Employees

        In addition to the employment agreements the Company has entered into with Daniel G. Cohen and Joseph W. Pooler, Jr., the Company's Chief Financial Officer (each of which is described above), the Company has entered into its standard indemnification agreement with each of its directors and executive officers.

        The Company maintains a 401(k) savings plan covering substantially all of its employees. The Company matches 50% of employee contributions for all participants not to exceed 3% of their salary. Contributions made to the plan on behalf of the Company were $201 and $196 for the years ended December 31, 2018 and 2017, respectively.

        On August 29, 2018 the Company purchased 17,555 shares of common stock for $176, or $10 per share of common stock, from Jack Haraburda, a current member of the Board of Directors.

        During the fourth quarter of 2017, the Company purchased 27,345 shares of common stock for an aggregate purchase price of $273, or $10 per share of common stock, from James J. McEntee, III, a then current member of the Board of Directors.

        Hersh Kozlov is a member the household of Diana Louise Liberto, a current member of the Board of Directors. Mr. Kozlov is a partner of the international law firm Duane Morris LLP, which serves as legal counsel to the Company. During 2018, the Company paid $598,751.50 in legal fees to Duane Morris LLP.

G.    Sale of European Operations to C&Co Europe Acquisition LLC

        C&Co Europe Acquisition LLC has been identified as a related party because Daniel G. Cohen is the entity's sole member. On August 19, 2014, the Company entered into the European Sale

Agreement to sell the Company's European operations to C&Co Europe Acquisition LLC for approximately $8,700. The transaction was subject to customary closing conditions and regulatory approval from the United Kingdom Financial Conduct Authority ("FCA").

        On March 26, 2015, the parties to the European Sale Agreement agreed to extend the deadline for the closing of the transactions contemplated by the European Sale Agreement from March 31, 2015 to June 30, 2015. In addition, the parties to the European Sale Agreement amended the date on which C&Co Europe Acquisition LLC was obligated to cause the settlement of intercompany accounts of CCFL and the Company's subsidiaries, Cohen & Compagnie, SAS and Unicum Capital, S.L., owed to the Cohen & Company, LLC (the "Intercompany Payables") from March 31, 2015 to June 30, 2015.

        On June 30, 2015, the parties to the European Sale Agreement agreed to extend the deadline for the closing from June 30, 2015 to December 31, 2015 and the settlement date of the Intercompany Payables from June 30, 2015 to December 31, 2015 (the "Second Extension"). In connection with the Second Extension, the parties to the European Sale Agreement agreed that, if the transaction was terminated in accordance with its terms prior to the closing, then (i) Mr. Cohen would pay $600 in respect of a portion of the legal and financial advisory fees and expenses incurred by us and the special committee of our Board of Directors in connection with the transaction since April 1, 2014 and (ii) the Cohen Employment Agreement would be automatically amended to provide that, if Mr. Cohen's employment was terminated by Cohen & Company, LLC without "Cause" or by Mr. Cohen with "Good Reason" (as such terms are defined in the Cohen Employment Agreement), the Minimum Severance Amount would be reduced from $3,000 to $1,000.

        The European Sale Agreement provided that either party may terminate the agreement after December 31, 2015.

        On March 10, 2017, in connection with the execution of the Securities Purchase Agreement by and among the Company, Cohen & Company, LLC and The DGC Family Fintech Trust, C&Co Europe Acquisition LLC provided notice to Cohen & Company, LLC that it was terminating the European Sale Agreement and, as a result, the Cohen Employment Agreement Amendment automatically became effective as of such date.

Policies Regarding Related Party Transactions

        Pursuant to the Company's Code of Conduct (the "Code of Conduct"), unless approved or ratified by the Audit Committee, the Nominating and Corporate Governance Committee or a majority of the directors of the Company not having an interest in a Related Party Transaction (as defined below) (each an "Authorizing Body"), no (a) employee, officer or director of the Company; (b) member of the immediate family of any employee, officer or director of the Company; (c) entity in which an employee, officer or director of the Company has an economic interest of more than 5% or a controlling interest, or (d) affiliate of any of the foregoing (each a "Related Party") may (i) enter into any transaction with the Company or any of its subsidiaries involving the acquisition or sale of any of the Company's or any of its subsidiaries' assets or other property; (ii) enter into any transaction involving a loan to or from the Company or any of its subsidiaries; or (iii) enter into any other transaction with the Company or any of its subsidiaries (each a "Related Party Transaction").

        A Related Party Transaction entered into without pre-approval of an Authorizing Body will not be deemed to violate the Code of Conduct, or be invalid or unenforceable, so long as the Related Party Transaction is, as promptly as reasonably practical after it is entered into, brought to and ratified by an Authorizing Body. Every Related Party Transaction to which the Company is a party will be deemed to include as a condition that it be approved in accordance with the Code of Conduct.

        A Related Party Transaction or categories of Related Party Transactions may be reviewed in advance and pre-approved in advance by an Authorizing Body. If a Related Party Transaction or a

series of Related Party Transactions will be ongoing, an Authorizing Body may establish guidelines for the Company's management to follow in its ongoing dealings with the Related Party. Thereafter, an Authorizing Body will periodically review and assess the ongoing relationships with the Related Party. Any material amendment, renewal or extension of a Related Party Transaction which has been previously reviewed and/or approved under the Code of Conduct will be subject to subsequent review and/or approval under the Code of Conduct.

 OTHER MATTERS

        As of the mailing date of this proxy statement, our Board of Directors knows of no matters to be presented at the meeting other than those set forth in the Notice and described in this proxy statement. Should any other matter requiring a vote of the stockholders arise at the meeting, the persons named in the attached proxy will vote on such matter in their discretion.

 STOCKHOLDER PROPOSALS

        Stockholder proposals intended to be presented at the 2020 Annual Meeting of Stockholders must be received by our Secretary at our principal executive offices no later than            , 2019, unless the date of the meeting is changed by more than 30 calendar days from the one-year anniversary date of this annual meeting, and must satisfy the requirements of Rule 14a-8 under the Exchange Act.

        Other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, in order to be presented at the 2020 Annual Meeting of Stockholders, a proposal of a stockholder, including any proposed director nominations, must be received by our Secretary at our principal executive offices in the timeframe as provided in our Bylaws. To be timely, our Bylaws currently require that such a stockholder's notice set forth all information required under Section 1.11 of our Bylaws and be delivered to our Secretary at our principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Our Bylaws also currently provide that, in the event that our Board of Directors increases or decreases the maximum or minimum number of directors in accordance with our Bylaws, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year's annual meeting, a stockholder's notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to our Secretary at our principal executive office not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Company.

 ANNUAL REPORT ON FORM 10-K

        Our Annual Report on Form 10-K for the year ended December 31, 2018 accompanies this proxy statement. The Company will furnish a copy of its Annual Report on Form 10-K for the year ended December 31, 2018 free of charge to each stockholder who forwards a written request to our Secretary, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104. You also may access the EDGAR version of our Annual Report on Form 10-K (with exhibits) on our website at http://www.cohenandcompany.com and on the SEC's website at http://www.sec.gov.

 WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by us at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Exhibit A

        NEITHER THIS NOTE NOR THE SHARES ISSUABLE UPON THE CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY JURISDICTION. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. BY ACQUIRING THIS NOTE, THE HOLDER REPRESENTS THAT THE HOLDER WILL NOT SELL OR OTHERWISE DISPOSE OF THIS NOTE OR THE SHARES ISSUABLE UPON CONVERSION HEREOF WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

 CONVERTIBLE SENIOR PROMISSORY NOTE

$4,385,628 August 28, 2015

        For value received, Institutional Financial Markets, Inc., a Maryland corporation (together with its successors and assigns, the "Company"), promises to pay to The Edward E. Cohen IRA (the "Holder"), the principal amount of $4,385,628, together with all accrued and unpaid interest thereon (the "Outstanding Amount"). This Convertible Senior Promissory Note (this "Note") is being issued in connection with the Holder's purchase, on the date hereof, of all of Mead Park Capital Partners LLC's right, title and interest in and to: (i) that certain convertible senior promissory note, dated September 25, 2013, in the aggregate principle amount of $2,923,755 and issued pursuant to that certain Securities Purchase Agreement, dated as of May 9, 2013, by and among the Company, Mead Park Holdings, LP and Mead Park Capital Partners LLC (the "Purchase Agreement"); and (ii) that certain convertible senior promissory note, dated September 25, 2013, in the aggregate principle amount of $1,461,873 and issued pursuant to the Purchase Agreement.

        This Note is subject to the following terms and conditions:

        1.    Note.

        (a)    Maturity.    The Outstanding Amount shall be due and payable in full on September 25, 2018 (the "Maturity Date"), unless this Note shall have been earlier converted in accordance with Section 2.

        (b)    Interest.    Interest shall accrue from the date of this Note on the unpaid principal amount at a rate equal to eight percent (8%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Note until the principal amount and all interest accrued thereon are paid (or converted, as provided in Section 2). Interest shall be payable in cash quarterly on each January 1, April 1, July 1, and October 1 (each, an "Interest Payment Date") until the Maturity Date, commencing on the first Interest Payment Date to occur after July 1, 2015; provided, however, that if no Event of Default has occurred, (i) in the event that dividends of less than Two Cents ($0.02) per share are paid on the Common Stock in the fiscal quarter prior to any Interest Payment Date, then the Company shall have the option, in its sole discretion, to pay one-half of the interest payable on such Interest Payment Date in cash, in which event the remaining one-half of the interest otherwise payable on such Interest Payment Date shall accrue and be added to the Outstanding Amount as of such Interest Payment Date; and (ii) in the event that no dividends are paid on the Common Stock in the fiscal quarter prior to such Interest Payment Date, then the Company shall have the option, in its sole discretion, to make no payment in cash of the interest payable on such Interest Payment Date, in which event all of the interest otherwise payable on such Interest Payment Date shall accrue and be added to the Outstanding Amount as of such Interest Payment Date; provided, further, that if the Company takes an action permitted under clause (i) or (ii) above, it will provide written notice to the Holder at least ten (10) days prior to the relevant Interest Payment Date. Such notice shall set forth the amount of interest in cash not paid, as well as the revised Outstanding Amount. Upon the occurrence of any Event of Default and after any applicable cure period as described in

Section 7 and for so long as such Event of Default continues, all principal, interest and other amounts payable under this Note shall bear interest at a rate equal to nine percent (9%) per annum (the "Default Rate").

        (c)    No Prepayment Without Consent.    This Note shall not be prepaid in whole or in part prior to the Maturity Date without the prior written consent of the Holder (which may be granted or withheld in its sole discretion).

        2.     Conversion.    At any time following the date hereof (including, for the avoidance of the doubt, at any time prior to 5:00 p.m. (ET) on the business day prior to the Maturity Date), the Holder shall have the right, in the Holder's sole discretion, to convert all or any part of the Outstanding Amount of this Note (the "Conversion"), without the payment of any additional consideration therefor, into the number of fully paid and nonassessable shares of the Company's Common Stock that is determined by dividing (i) the then applicable Outstanding Amount by (ii) $3.00 (the "Conversion Price"). The Conversion Price is subject to adjustment if the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of this Note), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company or (v) takes any similar action or any action designed to have a similar effect, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon Conversion shall be proportionately adjusted such that the aggregate Conversion Price of this Note shall remain unchanged. Any adjustment made pursuant to this Section 2 shall become effective immediately after the record date for the determination of stockholders entitled to participate in such event described in clauses (i) through (v) and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification or similar action. Whenever the Conversion Price is adjusted pursuant to this Section 2, the Company shall promptly notify the Holder of the Conversion Price after such adjustment, any resulting adjustment to the number of shares of Common Stock issuable upon Conversion and a brief statement of the facts requiring such adjustment.

        3.    Mechanics and Effect of Conversion.

        (a)   If the Holder wishes to exercise its right to effect a Conversion, the Holder shall provide the Company with a written notice of its election.

        (b)   No fractional shares will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall pay to the Holder in cash the unconverted amount that would otherwise be converted into such fractional share.

        (c)   In the event that all of this Note is converted pursuant to Section 2, promptly after such Conversion, the Holder shall surrender this Note, duly endorsed, to the Company and the Note shall thereupon be canceled. At its expense, the Company shall as promptly as practicable (but in no event more than five (5) days after the Conversion of this Note) issue and deliver to the Holder the number of shares of the Company's Common Stock to which the Holder is entitled upon such Conversion, together with (i) any accrued interest from the Interest Payment Date immediately prior to Conversion through the date of Conversion and (ii) if applicable, a check payable to the Holder for any cash amounts payable as described in Section 3(b).

        (d)   Upon issuance of shares of Common Stock in respect of Conversion of the entire Outstanding Amount in accordance with Section 2, all rights with respect to this Note shall terminate, whether or not this Note has been surrendered for cancellation. The Holder shall be treated for all purposes as the record holder of Common Stock issued upon Conversion.

        4.     Covenants of the Company.    The Company covenants to the Holder that, from the date hereof until all principal, interest and other amounts payable under this Note have been paid in full, the Company shall, except as otherwise agreed in writing by the Holder:

        (a)   take such corporate action as may be necessary from time to time to (i) at all times maintain an authorized number of shares of Common Stock as is sufficient for issuance of shares of Common Stock upon Conversion of this Note pursuant to Section 2 and (ii) cause the shares of Common Stock issued upon Conversion to be duly authorized, validly issued, fully paid and non-assessable;

        (b)   punctually pay the principal and interest payable on this Note, and any other amount due and payable under this Note in the manner specified in this Note;

        (c)   give written notice promptly to the Holder of any condition or event that constitutes, or is reasonably expected to constitute, an Event of Default;

        (d)   not avoid or seek to avoid the observance or performance of any of the terms of this Note through any reorganization, recapitalization, transfer of assets or other voluntary action; and

        (e)   not create or incur any Encumbrance in or on its property or Assets, whether now owned or hereinafter acquired, or upon any income or revenues or rights therefrom, except:

    (i)
    Encumbrances existing on the date hereof and previously disclosed to the Holder;

    (ii)
    Encumbrances for property taxes and assessments or other governmental charges or levies and liens that are not overdue for more than 90 days; or

    (iii)
    Encumbrances of or resulting from any Judgment, the time for appeal or petition for rehearing of which shall not have expired or in respect of which the Company shall in good faith be prosecuting an appeal or other Proceeding for a review and in respect of which a stay of execution pending such appeal or Proceeding shall have been secured.

        5.     Form of Payment.    Except as otherwise set forth herein, all payments due hereunder shall be made in lawful money of the United States of America to such account or at such place as may be designated in writing by the Holder from time to time. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.

        6.     Priorities.    The indebtedness evidenced by this Note and the payment of all principal, interest and any other amounts payable hereunder is a senior obligation of the Company and shall: (i) be Senior (as hereinafter defined) to, and have priority in right of payment over, all Indebtedness (as hereinafter defined) of the Company incurred following the date hereof and any subordinated or junior subordinated Indebtedness outstanding as of the date hereof, and (ii) rank pari passu to the notes issued pursuant to the Purchase Agreement and the Cohen Purchase Agreement and any other senior obligations of the Company outstanding as of the date hereof. "Senior" means that, in the event of any default in the payment of the obligations represented by this Note or of any liquidation, insolvency, bankruptcy, reorganization or similar proceedings relating to the Company, all amounts payable under this Note shall first be paid in full before any payment is made upon any other Indebtedness hereinafter incurred (including any Indebtedness guaranteed by the Company) or any subordinated or junior subordinated Indebtedness outstanding as of the date hereof, and, in any such event, any payment or distribution of any character which shall be made in respect of any other Indebtedness of Company shall be paid to the Holder for application to the payment hereof, unless and until the obligations under this Note shall have been paid and satisfied in full. "Indebtedness" means, with respect to a specified Person: (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than current accounts payable and accrued expenses incurred in the ordinary course of business irrespective of when paid); (c) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements, credit agreements or other similar instruments; (d) all obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreements with respect to property used and/or acquired by such Person; (e) all capitalized lease obligations of such Person; (f) all aggregate mark-to-market exposure of such Person under hedging agreements; (g) all obligations in respect of letters of credit (whether drawn or supporting obligations that constitute Indebtedness) and bankers' acceptances; (h) all obligations referred to in clauses (a) through (g) of this definition of another Person guaranteed by the specified Person or secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) an Encumbrance upon property owned by the specified Person, whether or not the specified Person has assumed or become liable for the payment of such Indebtedness.

        7.     Events of Default.    An "Event of Default" shall be deemed to have occurred if:

        (a)   subject to the accrual of interest as provided in Section 1(b) hereof, the Company shall fail to pay as and when due any principal or interest hereunder and such nonpayment shall continue uncured for a period of five (5) business days;

        (b)   except for an event described in Section 7(a), the Company fails to perform any covenant or agreement hereunder, and such failure continues or is not cured within five (5) business days after written notice by the Holder to the Company;

        (c)   the Company or any significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) (a "Significant Subsidiary") applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) makes a general assignment for the benefit of itself or any of its creditors, or (iii) commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect;

        (d)   proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or any Significant Subsidiary, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any Significant Subsidiary, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect are commenced and an order for relief entered or such proceeding is not dismissed or discharged within ninety (90) days of commencement;

        (e)   there is entered against the Company or any Subsidiary a final Judgment for the payment of money in an aggregate amount exceeding $300,000 and such Judgment shall remain unsatisfied or without a stay in respect thereof for a period of thirty (30) days;

        (f)    the Company or any Subsidiary shall fail to pay when due any obligation, whether direct or contingent, for Indebtedness exceeding $300,000, or shall breach or default with respect to any term of any loan agreement, mortgage, indenture or other agreement pursuant to which such obligation for Indebtedness was created or securing such obligation if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or

        (g)   a Change in Control shall have occurred. For purposes of this Note, the term "Change in Control" shall mean any one of the following events: (i) any Person or group (other than the Holder, Daniel G. Cohen, any member of Daniel G. Cohen's immediate family, and any controlled Affiliates of the foregoing) is or becomes a beneficial owner, directly or indirectly, of more than 50% of the aggregate voting power represented by all issued and outstanding capital stock of the Company, (ii) individuals who, on the date hereof, constitute the Board of Directors (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors; provided that any person becoming a director subsequent to the date hereof whose election or nomination for election was approved by a majority of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any contested election is reached shall be treated as Incumbent Directors); (iii) the stockholders of the Company approve a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets; or (iv) the Company has entered into a definitive agreement, the consummation of which would result in the occurrence of any of the events described in clauses (i) through (iii) of this definition above.

        Upon the occurrence or existence of any Event of Default described in Section 6(a), Section 6(b), Section 6(e), Section 6(f) or Section 6(g) and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare the entire unpaid principal amount outstanding and all interest accrued and unpaid on the Note to be immediately due and payable without presentment, demand, protest or any other notice or demand of any kind. Upon the occurrence or existence of any Event of Default described in Section 6(c) or Section 6(d), immediately and without notice, the entire unpaid principal amount outstanding and all interest accrued and unpaid on the Note shall automatically become immediately due and payable, without presentment, demand, protest or any other notice or demand of any kind. Upon the occurrence of any Event of Default and after any applicable cure period as described herein and for so long as such Event of Default continues, all principal, interest and other amounts payable under this Note shall bear interest at the Default Rate. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right power or remedy granted to it by this Note or the Purchase Agreement or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

        8.    Miscellaneous.

        (a)   This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York without regard to its conflicts of law principles or the conflicts of law principles of any other state in either case that would result in the application of the laws of any other state.

        (b)   All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:	Institutional Financial Markets, Inc. Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104 Attn: Joseph W. Pooler, Jr. Facsimile: (215) 701-8280 E-mail: jpooler@ifmi.com and to:
Institutional Financial Markets, Inc. 1633 Broadway, 28th Floor New York, New York 10019 Attn: Rachael Fink Facsimile: (866) 543-2907 E-mail: rfink@ifmi.com
With a copy to:	Duane Morris LLP 430 South 17th Street Philadelphia, Pennsylvania 19103 Attn: Darrick M. Mix Facsimile: (215) 239-4958 Email: dmix@duanemorris.com
If to Holder:	Edward Cohen c/o Sue Taylor Atlas America 1845 Walnut Street Philadelphia, Pennsylvania 19103 Facsimile: (215) 640-6344

        unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express (FedEx), the United Parcel Service (UPS), or another nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York City time, on a business day. Any notice hand delivered after 5:00 p.m. New York City time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notices, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

        (c)   In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

        (d)   Amendments to any provision of this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth in this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only upon written consent of the Company and the Holder. Any amendment or waiver effected in accordance herewith shall apply to and be binding upon the Holder, upon each future holder of this Note and upon the Company, whether or not this Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

        (e)   This Note may not be assigned by any holder (except that the Holder shall be permitted to assign this Note to Holder's controlled Affiliates) without the prior written approval of the Company.

        (f)    The Company hereby waives diligence, presentment, protest and demand, notice of protest, notice of dishonor, notice of nonpayment and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The Company further waives, to the full extent permitted by Law, the right to plead any and all statutes of limitations as a defense to any demand on this Note.

        (g)   The Company agrees to pay all reasonable costs and expenses actually incurred by the Holder in connection with an Event of Default, including without limitation the fees and disbursements of counsel, advisors, consultants, examiners and appraisers for the Holder, in connection with (i) any enforcement (whether through negotiations, legal process or otherwise) of this Note in connection with such Event of Default, (ii) any workout or restructuring of this Note during the pendency of such Event of Default and (iii) any bankruptcy case or proceeding of the Company or any appeal thereof.

        (h)   The section and other headings contained in this Note are for reference purposes only and shall not affect the meaning or interpretation of this Note.

        (i)    Capitalized terms used herein and not otherwise defined, shall have the meanings ascribed to them in the Purchase Agreement.

        (j)    This Note may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument.

Signature pages follow

        IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by its authorized officer, as of the date first above written.

INSTITUTIONAL FINANCIAL MARKETS, INC.
By:	/s/ JOSEPH W. POOLER, JR.
	Name:	Joseph W. Pooler, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

AGREED AND ACKNOWLEDGED:
THE EDWARD E. COHEN IRA
By:	/s/ EDWARD E. COHEN
	Name:	Edward E. Cohen
	Title:	Owner

Exhibit B

        NEITHER THIS NOTE NOR THE SHARES ISSUABLE UPON THE CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY JURISDICTION. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. BY ACQUIRING THIS NOTE, THE HOLDER REPRESENTS THAT THE HOLDER WILL NOT SELL OR OTHERWISE DISPOSE OF THIS NOTE OR THE SHARES ISSUABLE UPON CONVERSION HEREOF WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

 CONVERTIBLE SENIOR PROMISSORY NOTE

$2,400,000	September 25, 2013

        For value received, Institutional Financial Markets, Inc., a Maryland corporation, (together with its successors and assigns, the "Company") promises to pay to EBC 2013 Family Trust (the "Holder"), the principal amount of $2,400,000, together with all accrued and unpaid interest thereon (the "Outstanding Amount"). This convertible senior promissory note (the "Note") has been issued pursuant to that certain Securities Purchase Agreement dated as of May 9, 2013 by and between the Company and the Holder (the "Purchase Agreement"). This Note is subject to the following terms and conditions:

        1.    Note.

        (a)    Maturity.    The Outstanding Amount shall be due and payable in full on September 25, 2018 (the "Maturity Date"), unless this Note shall have been earlier converted in accordance with Section 2.

        (b)    Interest.    Interest shall accrue from the date of this Note on the unpaid principal amount at a rate equal to eight percent (8%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Note until the principal amount and all interest accrued thereon are paid (or converted, as provided in Section 2). Interest shall be payable in cash quarterly on each January 1, April 1, July 1, and October 1 (each, an "Interest Payment Date") until the Maturity Date, commencing on the first Interest Payment Date to occur after the Closing under the Purchase Agreement; provided, however, that if no Event of Default has occurred, (i) in the event that dividends of less than Two Cents ($0.02) per share are paid on the Common Stock in the fiscal quarter prior to any Interest Payment Date, then the Company shall have the option, in its sole discretion, to pay one-half of the interest payable on such Interest Payment Date in cash, in which event the remaining one-half of the interest otherwise payable on such Interest Payment Date shall accrue and be added to the Outstanding Amount as of such Interest Payment Date; and (ii) in the event that no dividends are paid on the Common Stock in the fiscal quarter prior to such Interest Payment Date, then the Company shall have the option, in its sole discretion, to make no payment in cash of the interest payable on such Interest Payment Date, in which event all of the interest otherwise payable on such Interest Payment Date shall accrue and be added to the Outstanding Amount as of such Interest Payment Date; provided, further, that if the Company takes an action permitted under clause (i) or (ii) above, it will provide written notice to the Holder at least ten (10) days prior to the relevant Interest Payment Date. Such notice shall set forth the amount of interest in cash not paid, as well as the revised Outstanding Amount. Upon the occurrence of any Event of Default and after any applicable cure period as described in Section 7 and for so long as such Event of Default continues, all principal, interest and other amounts payable under this Note shall bear interest at a rate equal to nine percent (9%) per annum (the "Default Rate").

        (c)    No Prepayment Without Consent.    This Note shall not be prepaid in whole or in part prior to the Maturity Date without the prior written consent of the Holder (which may be granted or withheld in its sole discretion).

        2.    Conversion.    At any time following the date hereof (including, for the avoidance of the doubt, at any time prior to 5:00 p.m. (ET) on the business day prior to the Maturity Date), the Holder shall have the right, in the Holder's sole discretion, to convert all or any part of the Outstanding Amount of this Note (the "Conversion"), without the payment of any additional consideration therefor, into the number of fully paid and nonassessable shares of the Company's Common Stock that is determined by dividing (i) the then applicable Outstanding Amount by (ii) $3.00 (the "Conversion Price"). The Conversion Price is subject to adjustment if the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of this Note), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company or (v) takes any similar action or any action designed to have a similar effect, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon Conversion shall be proportionately adjusted such that the aggregate Conversion Price of this Note shall remain unchanged. Any adjustment made pursuant to this Section 2 shall become effective immediately after the record date for the determination of stockholders entitled to participate in such event described in clauses (i) through (v) and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification or similar action. Whenever the Conversion Price is adjusted pursuant to this Section 2, the Company shall promptly notify the Holder, in accordance with the Purchase Agreement, of the Conversion Price after such adjustment, any resulting adjustment to the number of shares of Common Stock issuable upon Conversion and a brief statement of the facts requiring such adjustment.

        3.    Mechanics and Effect of Conversion.

        (a)   If the Holder wishes to exercise its right to effect a Conversion, the Holder shall provide the Company with a written notice of its election.

        (b)   No fractional shares will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall pay to the Holder in cash the unconverted amount that would otherwise be converted into such fractional share.

        (c)   In the event that all of this Note is converted pursuant to Section 2, promptly after such Conversion, the Holder shall surrender this Note, duly endorsed, to the Company and the Note shall thereupon be canceled. At its expense, the Company shall as promptly as practicable (but in no event more than five (5) days after the Conversion of this Note) issue and deliver to the Holder the number of shares of the Company's Common Stock to which the Holder is entitled upon such Conversion, together with (i) any accrued interest from the Interest Payment Date immediately prior to Conversion through the date of Conversion and (ii) if applicable, a check payable to the Holder for any cash amounts payable as described in Section 3(b).

        (d)   Upon issuance of shares of Common Stock in respect of Conversion of the entire Outstanding Amount in accordance with Section 2, all rights with respect to this Note shall terminate, whether or not this Note has been surrendered for cancellation. The Holder shall be treated for all purposes as the record holder of Common Stock issued upon Conversion.

        4.    Covenants of the Company.    The Company covenants to the Holder that, from the date hereof until all principal, interest and other amounts payable under this Note have been paid in full, the Company shall, except as otherwise agreed in writing by the Holder:

        (a)   take such corporate action as may be necessary from time to time to (i) at all times maintain an authorized number of shares of Common Stock as is sufficient for issuance of shares of Common Stock upon Conversion of this Note pursuant to Section 2 and (ii) cause the shares of Common Stock issued upon Conversion to be duly authorized, validly issued, fully paid and non-assessable;

        (b)   punctually pay the principal and interest payable on this Note, and any other amount due and payable under this Note in the manner specified in this Note;

        (c)   give written notice promptly to the Holder of any condition or event that constitutes, or is reasonably expected to constitute, an Event of Default;

        (d)   not avoid or seek to avoid the observance or performance of any of the terms of this Note through any reorganization, recapitalization, transfer of assets or other voluntary action; and

        (e)   not create or incur any Encumbrance in or on its property or Assets, whether now owned or hereinafter acquired, or upon any income or revenues or rights therefrom, except:

    (i)
    Encumbrances existing on the date hereof and previously disclosed to the Holder;

    (ii)
    Encumbrances for property taxes and assessments or other governmental charges or levies and liens that are not overdue for more than 90 days; or

    (iii)
    Encumbrances of or resulting from any Judgment, the time for appeal or petition for rehearing of which shall not have expired or in respect of which the Company shall in good faith be prosecuting an appeal or other Proceeding for a review and in respect of which a stay of execution pending such appeal or Proceeding shall have been secured.

        5.    Form of Payment.    Except as otherwise set forth herein, all payments due hereunder shall be made in lawful money of the United States of America to such account or at such place as may be designated in writing by the Holder from time to time. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.

        6.    Priorities.    The indebtedness evidenced by this Note and the payment of all principal, interest and any other amounts payable hereunder is a senior obligation of the Company and shall: (i) be Senior (as hereinafter defined) to, and have priority in right of payment over, all Indebtedness (as hereinafter defined) of the Company incurred following the date hereof and any subordinated or junior subordinated Indebtedness outstanding as of the date hereof, and (ii) rank pari passu to the notes issued pursuant to the Mead Park Purchase Agreement (as defined in the Purchase Agreement) and any other senior obligations of the Company outstanding as of the date hereof. "Senior" means that, in the event of any default in the payment of the obligations represented by this Note or of any liquidation, insolvency, bankruptcy, reorganization or similar proceedings relating to the Company, all amounts payable under this Note shall first be paid in full before any payment is made upon any other Indebtedness hereinafter incurred (including any Indebtedness guaranteed by the Company) or any subordinated or junior subordinated Indebtedness outstanding as of the date hereof, and, in any such event, any payment or distribution of any character which shall be made in respect of any other Indebtedness of Company shall be paid to the Holder for application to the payment hereof, unless and until the obligations under this Note shall have been paid and satisfied in full. "Indebtedness" means, with respect to a specified Person: (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than current accounts payable and accrued expenses incurred in the ordinary course of business irrespective of when paid); (c) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements, credit agreements or other similar instruments; (d) all obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreements with respect to property used and/or acquired by such Person; (e) all capitalized lease obligations of such Person; (f) all aggregate mark-to-market exposure of such Person under hedging agreements; (g) all obligations in respect of letters of credit (whether drawn or supporting obligations that constitute Indebtedness) and bankers' acceptances; (h) all obligations referred to in clauses (a) through (g) of this definition of another Person guaranteed by the specified Person or secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) an Encumbrance upon property owned by the specified Person, whether or not the specified Person has assumed or become liable for the payment of such Indebtedness.

        8.    Events of Default.    An "Event of Default" shall be deemed to have occurred if:

        (a)   subject to the accrual of interest as provided in Section 1(b) hereof, the Company shall fail to pay as and when due any principal or interest hereunder and such nonpayment shall continue uncured for a period of five (5) business days;

        (b)   except for an event described in Section 7(a), the Company fails to perform any covenant or agreement hereunder, and such failure continues or is not cured within five (5) business days after written notice by the Holder to the Company;

        (c)   the Company or any significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) (a "Significant Subsidiary") applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) makes a general assignment for the benefit of itself or any of its creditors, or (iii) commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect;

        (d)   proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or any Significant Subsidiary, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any Significant Subsidiary, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect are commenced and an order for relief entered or such proceeding is not dismissed or discharged within ninety (90) days of commencement;

        (e)   there is entered against the Company or any Subsidiary a final Judgment for the payment of money in an aggregate amount exceeding $300,000 and such Judgment shall remain unsatisfied or without a stay in respect thereof for a period of thirty (30) days;

        (f)    the Company or any Subsidiary shall fail to pay when due any obligation, whether direct or contingent, for Indebtedness exceeding $300,000, or shall breach or default with respect to any term of any loan agreement, mortgage, indenture or other agreement pursuant to which such obligation for Indebtedness was created or securing such obligation if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or

        (g)   a Change in Control shall have occurred. For purposes of this Note, the term "Change in Control" shall mean any one of the following events: (i) any Person or group (other than the Holder, Daniel G. Cohen and its or their controlled Affiliates and Principals and members of Daniel G. Cohen's Family Group (as defined in the Purchase Agreement)) is or becomes a beneficial owner, directly or indirectly, of more than 50% of the aggregate voting power represented by all issued and outstanding capital stock of the Company, (ii) individuals who, on the date hereof, constitute the Board of Directors (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors; provided that any person becoming a director subsequent to the date hereof whose election or nomination for election was approved by a majority of the Incumbent Directors then on the

Board of Directors (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any contested election is reached shall be treated as Incumbent Directors); (iii) the stockholders of the Company approve a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets; or (iv) the Company has entered into a definitive agreement, the consummation of which would result in the occurrence of any of the events described in clauses (i) through (iii) of this definition above.

        Upon the occurrence or existence of any Event of Default described in Section 6(a), Section 6(b), Section 6(e), Section 6(f) or Section 6(g) and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare the entire unpaid principal amount outstanding and all interest accrued and unpaid on the Note to be immediately due and payable without presentment, demand, protest or any other notice or demand of any kind. Upon the occurrence or existence of any Event of Default described in Section 6(c) or Section 6(d), immediately and without notice, the entire unpaid principal amount outstanding and all interest accrued and unpaid on the Note shall automatically become immediately due and payable, without presentment, demand, protest or any other notice or demand of any kind. Upon the occurrence of any Event of Default and after any applicable cure period as described herein and for so long as such Event of Default continues, all principal, interest and other amounts payable under this Note shall bear interest at the Default Rate. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right power or remedy granted to it by this Note or the Purchase Agreement or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

        9.    Miscellaneous.

        (a)   This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York without regard to its conflicts of law principles or the conflicts of law principles of any other state in either case that would result in the application of the laws of any other state.

        (b)   Any notice or other communication required or permitted to be given hereunder shall be in writing and given as provided in the Purchase Agreement.

        (c)   In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

        (d)   Amendments to any provision of this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth in this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only upon written consent of the Company and the Holder. Any amendment or waiver effected in accordance herewith shall apply to and be binding upon the Holder, upon each future holder of this Note and upon the Company, whether or not this Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

        (e)   This Note may not be assigned by any holder (except that the Holder shall be permitted to assign this Note to Holder's controlled Affiliates and Principals and members of Daniel G. Cohen's Family Group (as defined in the Purchase Agreement) without the prior written approval of the Company.

        (f)    The Company hereby waives diligence, presentment, protest and demand, notice of protest, notice of dishonor, notice of nonpayment and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The Company further waives, to the full extent permitted by Law, the right to plead any and all statutes of limitations as a defense to any demand on this Note.

        (g)   The Company agrees to pay all reasonable costs and expenses actually incurred by the Holder in connection with an Event of Default, including without limitation the fees and disbursements of counsel, advisors, consultants, examiners and appraisers for the Holder, in connection with (i) any enforcement (whether through negotiations, legal process or otherwise) of this Note in connection with such Event of Default, (ii) any workout or restructuring of this Note during the pendency of such Event of Default and (iii) any bankruptcy case or proceeding of the Company or any appeal thereof.

        (h)   The section and other headings contained in this Note are for reference purposes only and shall not affect the meaning or interpretation of this Note.

        (i)    Capitalized terms used herein and not otherwise defined, shall have the meanings ascribed to them in the Purchase Agreement.

        (j)    This Note may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument.

Signature page follows

        IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by its authorized officer, as of the date first above written.

INSTITUTIONAL FINANCIAL MARKETS, INC.
By:	/s/ JOSEPH W. POOLER, JR.
	Name:	Joseph W. Pooler, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

AGREED AND ACKNOWLEDGED:
EBC 2013 FAMILY TRUST
By:	/s/ DANIEL G. COHEN
	Name:	Daniel G. Cohen
	Title:	Trustee
By:	/s/ RAPHAEL LICHT
	Name:	Raphael Licht
	Title:	Trustee
By:	/s/ JEFFREY D. BLOMSTROM
	Name:	Jeffrey D. Blomstrom
	Title:	Trustee

Exhibit C

AMENDMENT NO. 1 TO CONVERTIBLE SENIOR PROMISSORY NOTE

        THIS AMENDMENT NO. 1 TO CONVERTIBLE SENIOR PROMISSORY NOTE (this "Amendment"), dated as of the 25th day of September, 2018 (the "Effective Date"), is entered into by and between Cohen & Company Inc. (formerly Institutional Financial Markets, Inc.), a Maryland corporation (the "Company"), and the Edward E. Cohen IRA (the "Noteholder"). Capitalized terms used herein but otherwise not defined shall have the meanings ascribed to such terms in the Note (as defined below).

RECITALS:

        WHEREAS, on September 25, 2013, the Company issued to Mead Park Capital Partners LLC ("Mead Park") (i) that certain Convertible Senior Promissory Note in the aggregate principal amount of $1,461,873; and (ii) that certain Convertible Senior Promissory Note in the aggregate principal amount of $2,923,755 (together, the "Original Notes");

        WHEREAS, on August 28, 2015, Mead Park sold (the "Sale") the Original Notes to the Noteholder, and the Company documented the Sale by issuing to the Noteholder on August 28, 2015 a Convertible Senior Promissory Note in the aggregate principal amount of $4,385,628; and

        WHEREAS, in accordance with Section 8(d) of the Note, the Company and the Noteholder desire to amend the Note to, among other things, (i) extend the Maturity Date from September 25, 2018 to September 25, 2019; and (ii) decrease the Conversion Price from $30.00 per share of Common Stock (after accounting for the adjustment to the Conversion Price as a result of the 1-for-10 reverse stock split of the Common Stock effectuated by the Company on December 16, 2009) to $12.00 per share of Common Stock, in each case, pursuant to the terms and conditions of this Amendment.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

        1.    Amendment to Section 1(a) of the Note.    Effective as of the Effective Date, Section 1(a) of the Note is hereby deleted in its entirety and replaced with the following language:

  "(a)    Maturity.    The Outstanding Amount shall be due and payable in full on September 25, 2019 (the "Maturity Date"), unless this Note shall have been earlier converted in accordance with Section 2."

        2.    Amendment to Section 1(b) of the Note.    Effective as of the Effective Date, the first sentence of Section 1(b) of the Note is hereby amended to delete the reference therein to "Two Cents ($0.02) per share" and replace such deleted language with "Twenty Cents ($0.20) per share".

        3.    Amendments to Section 2 of the Note.    Effective as of the Effective Date:

          a.     The first sentence of Section 2 of the Note is hereby amended to delete the reference therein to "$3.00" and replace such deleted language with "$12.00"; and

          b.     The following language shall be added to the end of Section 2 of the Note:

      "Notwithstanding the foregoing or anything to the contrary herein (including anything in this Section 2 or Section 3), until the Company's stockholders approve the Stockholder Proposal (as defined below), the Holder shall not be permitted to convert any portion of this Note in accordance with this Section 2 or Section 3 if such conversion would result in the Parent issuing a number of shares of Common Stock that, when aggregated with any shares of Common Stock previously issued to the Holder in connection with any Conversion hereunder, equals or exceeds 12.92% of the outstanding Common Stock as of September 25, 2018."

        4.    Amendment to Section 4 of the Note.    Effective as of the Effective Date, the following language shall be added to the end of Section 4 of the Note:

    "In addition to the covenants above, the Company hereby covenants as follows:

    (1)
    Prior to any issuance of shares of Common Stock upon a Conversion of this Note, the Company shall prepare and file with the NYSE American any Additional Listing Application required in connection with the shares of Common Stock that may be issued upon Conversion of this Note.

    (2)
    At the 2019 annual meeting of the Company's stockholders (the "2019 Annual Meeting of Stockholders"), the Company shall cause its stockholders to vote on, among other things, a proposal (the "Stockholder Proposal") regarding the issuance of the shares of Common Stock issuable upon Conversion of this Note for purposes of Section 713 of the NYSE American's Company Guide, as applicable. The Board of Directors shall recommend to the Company's stockholders that such stockholders approve the Stockholder Proposal, and shall not modify or withdraw such resolution. In connection with the 2019 Annual Meeting of Stockholders, the Company shall promptly prepare and file with the Securities and Exchange Commission (the "SEC") a Definitive Proxy Statement on Schedule 14A pursuant to Section 14(a) of the Exchange Act (the "Company Proxy Statement"), use its reasonable best efforts to solicit proxies for such stockholder approval and to respond to any comments of the SEC or its staff and mail a definitive proxy statement related the 2019 Annual Meeting of Stockholders to the Company's stockholders promptly after clearance by the SEC. If at any time prior to the 2019 Annual Meeting of Stockholders there shall occur any event that is required to be set forth in an amendment or supplement to the Company Proxy Statement, the Company shall promptly prepare and mail to its stockholders such an amendment or supplement. The Company shall promptly correct any information provided by it or on its behalf for use in the Company Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall promptly prepare and mail to its stockholders an amendment or supplement to correct such information to the extent required by applicable Laws. The Board of Directors' recommendation described in this Section 4 shall be included in the Company Proxy Statement."

        5.    No Other Changes.    Except as expressly amended by this Amendment, all of the terms and conditions of the Note shall continue in full force and effect and shall be unaffected by this Amendment.

        6.    Amendment.    This Amendment may not be amended or modified except by a written agreement executed by the Company and the Noteholder.

        7.    Governing Law.    THIS AMENDMENT SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES OR THE CONFLICTS OF LAW PRINCIPLES OF ANY OTHER STATE IN EITHER CASE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

        8.    Headings.    The sections and other headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

        9.    Binding Effect.    This Amendment shall be binding upon and inure to the benefit of the Company and the Noteholder and their respective heirs, successors and permitted assigns.

        10.    Counterparts.    This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Convertible Senior Promissory Note as of the date first written above.

COMPANY:
COHEN & COMPANY INC.
By:	/s/ JOSEPH W. POOLER, JR.
	Name:	Joseph W. Pooler, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
NOTEHOLDER:
THE EDWARD E. COHEN IRA
By:	/s/ EDWARD E. COHEN
	Name:	Edward E. Cohen
	Title:	Owner

Exhibit D

AMENDMENT NO. 1 TO CONVERTIBLE SENIOR PROMISSORY NOTE

        THIS AMENDMENT NO. 1 TO CONVERTIBLE SENIOR PROMISSORY NOTE (this "Amendment"), dated as of the 25th day of September, 2018 (the "Effective Date"), is entered into by and between Cohen & Company Inc. (formerly Institutional Financial Markets, Inc.), a Maryland corporation (the "Company"), and the EBC 2013 Family Trust (the "Noteholder"). Capitalized terms used herein but otherwise not defined shall have the meanings ascribed to such terms in the Note (as defined below).

RECITALS:

        WHEREAS, on September 25, 2013, the Company issued to the Noteholder that certain Convertible Senior Promissory Note in the aggregate principal amount of $2,400,000 (the "Note"); and

        WHEREAS, in accordance with Section 8(d) of the Note, the Company and the Noteholder desire to amend the Note to, among other things, (i) extend the Maturity Date from September 25, 2018 to September 25, 2019; and (ii) decrease the Conversion Price from $30.00 per share of Common Stock (after accounting for the adjustment to the Conversion Price as a result of the 1-for-10 reverse stock split of the Common Stock effectuated by the Company on December 16, 2009) to $12.00 per share of Common Stock, in each case, pursuant to the terms and conditions of this Amendment.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

        1.    Amendment to Section 1(a) of the Note.    Effective as of the Effective Date, Section 1(a) of the Note is hereby deleted in its entirety and replaced with the following language:

  "(a) Maturity. The Outstanding Amount shall be due and payable in full on September 25, 2019 (the "Maturity Date"), unless this Note shall have been earlier converted in accordance with Section 2."

        2.    Amendment to Section 1(b) of the Note.    Effective as of the Effective Date, the first sentence of Section 1(b) of the Note is hereby amended to delete the reference therein to "Two Cents ($0.02) per share" and replace such deleted language with "Twenty Cents ($0.20) per share".

        3.    Amendments to Section 2 of the Note.    Effective as of the Effective Date:

          a.     The first sentence of Section 2 of the Note is hereby amended to delete the reference therein to "$3.00" and replace such deleted language with "$12.00"; and

          b.     The following language shall be added to the end of Section 2 of the Note:

      "Notwithstanding the foregoing or anything to the contrary herein (including anything in this Section 2 or Section 3), until the Company's stockholders approve the Stockholder Proposal (as defined below), the Holder shall not be permitted to convert any portion of this Note in accordance with this Section 2 or Section 3 if such conversion would result in the Parent issuing a number of shares of Common Stock that, when aggregated with any shares of Common Stock previously issued to the Holder in connection with any Conversion hereunder, equals or exceeds 7.07% of the outstanding Common Stock as of September 25, 2018."

        4.    Amendment to Section 4 of the Note.    Effective as of the Effective Date, the following language shall be added to the end of Section 4 of the Note:

    "In addition to the covenants above, the Company hereby covenants as follows:

    (1)
    Prior to any issuance of shares of Common Stock upon a Conversion of this Note, the Company shall prepare and file with the NYSE American any Additional Listing Application required in connection with the shares of Common Stock that may be issued upon Conversion of this Note.

    (2)
    At the 2019 annual meeting of the Company's stockholders (the "2019 Annual Meeting of Stockholders"), the Company shall cause its stockholders to vote on, among other things, a proposal (the "Stockholder Proposal") regarding the issuance of the shares of Common Stock issuable upon Conversion of this Note for purposes of Section 713 of the NYSE American's Company Guide, as applicable. The Board of Directors shall recommend to the Company's stockholders that such stockholders approve the Stockholder Proposal, and shall not modify or withdraw such resolution. In connection with the 2019 Annual Meeting of Stockholders, the Company shall promptly prepare and file with the Securities and Exchange Commission (the "SEC") a Definitive Proxy Statement on Schedule 14A pursuant to Section 14(a) of the Exchange Act (the "Company Proxy Statement"), use its reasonable best efforts to solicit proxies for such stockholder approval and to respond to any comments of the SEC or its staff and mail a definitive proxy statement related the 2019 Annual Meeting of Stockholders to the Company's stockholders promptly after clearance by the SEC. If at any time prior to the 2019 Annual Meeting of Stockholders there shall occur any event that is required to be set forth in an amendment or supplement to the Company Proxy Statement, the Company shall promptly prepare and mail to its stockholders such an amendment or supplement. The Company shall promptly correct any information provided by it or on its behalf for use in the Company Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall promptly prepare and mail to its stockholders an amendment or supplement to correct such information to the extent required by applicable Laws. The Board of Directors' recommendation described in this Section 4 shall be included in the Company Proxy Statement."

        5.    No Other Changes.    Except as expressly amended by this Amendment, all of the terms and conditions of the Note shall continue in full force and effect and shall be unaffected by this Amendment.

        6.    Amendment.    This Amendment may not be amended or modified except by a written agreement executed by the Company and the Noteholder.

        7.    Governing Law.    THIS AMENDMENT SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES OR THE CONFLICTS OF LAW PRINCIPLES OF ANY OTHER STATE IN EITHER CASE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

        8.    Headings.    The sections and other headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

        9.    Binding Effect.    This Amendment shall be binding upon and inure to the benefit of the Company and the Noteholder and their respective heirs, successors and permitted assigns.

        10.    Counterparts.    This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Convertible Senior Promissory Note as of the date first written above.

COMPANY:
COHEN & COMPANY INC.
By:	/s/ JOSEPH W. POOLER, JR.
	Name:	Joseph W. Pooler, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
NOTEHOLDER:
EBC 2013 FAMILY TRUST
By:	/s/ DANIEL G. COHEN
	Name:	Daniel G. Cohen
	Title:	Trustee
By:	/s/ RAPHAEL LICHT
	Name:	Raphael Licht
	Title:	Trustee
By:	/s/ JEFFREY D. BLOMSTROM
	Name:	Jeffrey D. Blomstrom
	Title:	Trustee

PRELIMINARY PROXY CARD,
SUBJECT TO COMPLETION, DATED APRIL 16, 2019

COHEN & COMPANY INC. 2929 ARCH STREET SUITE 1703 PHILADELPHIA, PA 19104

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK  BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E73424-P24187	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COHEN & COMPANY INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote fOR the following:

1.	Election of Directors	☐	☐	☐

Nominees:

01) Daniel G. Cohen 02) G. Steven Dawson 03) Jack J. DiMaio, Jr. 04) Jack Haraburda 05) Diana Louise Liberto
For	Against	Abstain

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain	4.	To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement.	☐	☐	☐

2.

To approve the potential issuance of shares of the Company’s common stock pursuant to the Convertible Senior Promissory Note, dated August 28, 2015, issued by the Company to the Edward E. Cohen IRA in the aggregate principal amount of $4,385,628, as amended by Amendment No. 1 to Convertible Senior Promissory Note, dated September 25, 2018, in accordance with Section 713(a) of the NYSE American Company Guide.

☐	☐	☐	The Board of Directors recommends you vote 3 YEARS on the following proposal:	1 Year	2 Years	3 Years	Abstain

5.	To vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company.	☐	☐	☐	☐

3.

To approve the potential issuance of shares of the Company’s common stock pursuant to the Convertible Senior Promissory Note, dated September 25, 2013, issued by the Company to the EBC 2013 Family Trust in the aggregate principal amount of $2,400,000, as amended by Amendment No. 1 to Convertible Senior Promissory Note, dated September 25, 2018, in accordance with Section 713(a) of the NYSE American Company Guide.

☐	☐	☐	The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
6.	To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐
NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐	THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED.

Please indicate if you plan to attend this meeting.	☐ Yes	☐ No

IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR EACH DIRECTOR NOMINEE; FOR PROPOSALS 2, 3, 4, AND 6; AND EVERY THREE YEARS FOR PROPOSAL 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E73425-P24187

COHEN & COMPANY INC.

Annual Meeting of Stockholders

June 12, 2019 at 10:00 A.M., Local Time

This proxy is solicited by the Board of Directors

The undersigned stockholder of COHEN & COMPANY INC., a Maryland corporation (the “Company”),  hereby appoints Joseph W. Pooler, Jr. and Douglas Listman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2019 Annual Meeting of Stockholders to be held on June 12, 2019 at 10:00 A.M., Local Time, at the Company’s office located at 3 Columbus Circle, 24th Floor, New York, New York 10019, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED  WILL BE CAST AS DIRECTED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED  WILL BE CAST FOR THE ELECTION OF MESSRS. COHEN, DAWSON, DIMAIO AND HARABURDA AND MS. LIBERTO, FOR PROPOSALS 2, 3, 4 AND 6, AND FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION  ONCE EVERY THREE YEARS.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side